THE FLEX-PARTNERS                P.O. Box 7177, Dublin OH 43017 (800)325-FLEX


                            1999 SEMI-ANNUAL REPORT

                                 June 30, 1999



                               TABLE OF CONTENTS

                               Semi-Annual Market Commentary . . . . . . . . 3

                               Tactical Asset Allocation Fund  . . . . . . . 5

                               Utility Growth Fund . . . . . . . . . . . . . 6

                               Core Equity Fund  . . . . . . . . . . . . . . 7

                               International Equity Fund . . . . . . . . . . 8

                               Portfolio Holdings & Financial Statements . . 9



Investment Adviser: R. Meeder & Associates

Distributor: Adviser Dealer Services

PERFORMANCE CAPSULE          Period & Average Annual Total Returns as of 6/30/99


BEFORE DEDUCTION      Tactical Asset
OF SALES CHARGES      Allocation Fund       Utility Growth Fund     Core Equity Fund     International
                     A Shares   C Shares    A Shares   C Shares    A Shares   C Shares    Equity Fund
                     --------   --------    --------   --------    --------   --------    -----------
Year to Date          11.32%     11.22%      12.81%     12.56%      14.75%     14,62%        2.70%
One Year              34.86%     34.59%      14.83%     14.39%      22.10%     22.36%        6.71%
Three Years           --         18.37%      19.00%     18.79%         --         --            --
Life of Fund          21.64%1    18.80%2     19.59%3    19.36%3     20.90%4    20.78%4      10.44%5


NET OF                Tactical Asset
SALES CHARGES         Allocation Fund       Utility Growth Fund     Core Equity Fund     International
                     A Shares*  C Shares**  A Shares*  C Shares**  A Shares*  C Shares**  Equity Fund*
                     --------   --------    --------   --------    --------   --------    -----------
Year to Date           4.89%      9.72%       6.35%     11.06%       8.18%     13.12%       -3.19%
One Year              27.13%     33.09%       8.23%     12.89%      15.09%     20.86%        0.55%
Three Years              --      18.37%      16.69%     18.79%         --         --           --
Life of Fund          19.20%1    18.80%2     17.83%3    19.36%3     17.22%4    20.45%4       6.93%5

*    Reflects the deduction of 5.75% maximum sales charges.

**   Reflects the deduction of contingent deferred sales charges as follows:
     1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 months but within 24 months from date of purchase; 0.00% thereafter.

To obtain a prospectus containing more complete information about The Flex-Partners Funds, including other fees and expenses that apply to a continued investment in the Funds, you may call The Flex-Partners at (800)494-3539 or write P.O. Box 7177, Dublin OH 43017. Please read the prospectus carefully before investing.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. All performance figures represents total returns and average annual total returns for the periods ended 6/30/99. Investment performance represents total return and assumes reinvestment of all dividend and capital gain distributions. The investment value and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of the Tactical Asset Allocation, Utility Growth, Core Equity, and International Equity Funds during each period shown above.

1 Inception Date 8/1/96. 2 Inception Date 6/1/95. 3 Inception Date 7/11/95. 4 Inception Date 8/1/97. 5 Inception Date 9/2/97.

SEMI-ANNUAL MARKET COMMENTARY

   Entering 1999, investors greeted the equity and fixed income markets with heavy doses of apprehension and anticipation. Hoping to avoid a repeat of the intensely volatile markets that prevailed through the closing months of 1998, investors kept a watchful eye on economic and market indicators throughout the first six months of 1999.

   Investors waited anxiously for the Dow Jones Industrial Average to vault over the 10,000 point level, which it finally did on March 29th. After April 7th it never looked back, continuing its march toward 11,000. On June 30th, it closed at 10,971. Internet and technology stocks continued their volatile run from 1998, as Internet stocks launched into orbital valuations. The technology-heavy NASDAQ 100 Index rocketed upward 16.06% from December 31, 1998 to February 1, 1999. But volatility re-emerged midway through the first quarter, as investors painfully watched the index drop 11.37% from February 1st to March 2nd.

   Technology stocks stalled through much of the remainder of the period. The big story developed when energy and industrial cyclical sectors assumed leadership while investors switched allegiance to the safety of value stocks compared to the recent volatility of growth stocks. This dynamic shift in investors' preference created a challenging environment in the marketplace for everyone involved.

   Several economic and political developments underway worldwide exacerbated the markets' apprehensive mood. Investors weathered the storm of a presidential impeachment hearing and a Brazilian currency crisis which affected most of Latin America. Overseas, markets continued to rotate while economic fortune returned to Japan as well as emerging markets that were devastated during 1997 and 1998. On January 1, the world greeted Europe's new single currency, the Euro, with great fanfare. However, by mid-year, the Euro approached its all-time low against the dollar, raising questions about the European Union's strength in an increasingly competitive global economy.

[GRAPH] Showing the Daily Close of the Dow Jones Industrial Average from January 1 through June 30, 1999.


[GRAPH] Showing the Daily Close of the S&P 500 Composite Stock Index from January 1 through June 30, 1999.


The Flex-Partners 1999 Semi-Annual Report                             Page 3

SEMI-ANNUAL MARKET COMMENTARY

Continued from Page 3

   Also during the first half of the year, inflationary pressure clouded the outlook for bonds, especially during the second quarter. In April, the Consumer Price Index rose 0.7% - the highest one-month increase in eight years. In the face of an overheating economy, long bond yields steadily increased. Speculation mounted that the Federal Reserve Board would raise the Federal Funds target rate in an effort to head-off inflation. Indeed, on June 30, the Fed tightened monetary policy by raising rates from 4.75% to 5.00%.

   As we progress toward December 31, the calendar constantly reminds investors of the imminent arrival of the Year 2000, and potential computer problems associated with an eight-digit date. Companies busily publicize their Y2K corrective efforts and readiness in an attempt to allay investor fears. Many of the major financial and trading systems, including the New York Stock Exchange, have successfully demonstrated their readiness by testing their computer systems during the first half of this year.

   Despite these great efforts, Y2K remains a significant question for investors and business executives alike. Although no one knows the actual outcome of any effect from the arrival of January 1, 2000, there remains one certainty: it sets the stage for an interesting end to the year.

   We expect that the investment disciplines which have guided The Flex-Partners Funds during the challenging first half of 1999 will continue to help investors meet their long-term financial goals through the rest of the year and into the next century.


[GRAPH] Showing the Average Daily U.S. Treasury Yield from January 1 through June 30, 1999.


The Flex-Partners 1999 Semi-Annual Report                             Page 4

The Flex-Partners 1999 Semi-Annual Report

TACTICAL ASSET ALLOCATION FUND

   The Tactical Asset Allocation Fund continued its strong performance from 1998 with a year-to-date total return before sales charges of 11.32% for Class A Shares and 11.22% for Class C Shares. This compares favorably to the 4.11% total return of the average asset allocation fund for the same period, according to Morningstar.

   Two factors contributed greatly to the Fund's strong year-to-date performance: 1) Strict adherence to the our "Defensive Investing" discipline throughout the changing market conditions in the first quarter, and 2) Well-researched fund selections to invest in those styles or sectors of the market where the potential for growth and good returns was strongest.

   We began the year in a fully-invested position as the stock market continued to chalk up impressive gains in January. As the interest rate environment turned negative, and technical conditions in the stock market remained poor, our tactical asset allocation discipline mandated a shift to a fully-defensive position in February.

   Conditions improved late in the first quarter and into the second. We gradually increased our exposure to the stock market until we were fully invested by mid-April. More significantly, we repositioned the Fund's holdings in the second quarter to capitalize on the shifting trends away from growth and technology, to value and cyclical stocks. This decision turned out to be very rewarding, as value and cyclical stocks were among the best performing areas of the market.

[PHOTO] Robert S. Meeder and Philip A. Voelker, Portfolio Managers

   Looking forward to the second half of 1999, we see many challenges ahead for the investment community, as growth expands in Japan and the emerging markets which were devastated by last year's meltdown. It remains to be seen, however, whether these economies can sustain low inflation simultaneously with robust growth. Also, the next six months will bring more talk about Year 2000 and its effects on the financial markets. The market commonly discounts events expected to occur six months in the future, and if this is true they soon will begin to discount the effects of the Y2K computer bug.

   While no one is sure what effect these events will have as we approach year-end, we are confident that the Fund's discipline will provide a sound investment strategy to help you meet your long-term financial objectives during these difficult and uncertain times.


  1999 PERFORMANCE HIGHLIGHTS
  ---------------------------

  PERIOD & AVERAGE ANNUAL TOTAL RETURNS
  as of 6/30/99

before sales charges  Class A      Class C
--------------------  -------      -------
  Year to Date        11.32%       11.22%
  One Year            34.86%       34.59%
  Three Years           --         18.37%
  Life of Fund1       21.64%       18.80%

net of sales charges  Class A*   Class C**
--------------------  --------   ---------
  Year to Date         4.89%        9.72%
  One Year            27.13%       33.09%
  Three Years           --         18.37%
  Life of Fund1       19.20%       18.80%

1 Inception Date: Class A 8/1/96; Class C 6/1/95

*    Reflects deduction of 5.75% maximum sales charge

** Reflects deduction of contingent deferred sales charges as follows: 1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 months but within 24 months from date of purchase; 0.00% thereafter.


PORTFOLIO HOLDINGS as of 6/30/99:

[GRAPH] The following information was presented as a pie chart:

1) Fidelity Value        20.61%         5) Invesco Strat. Finance   5.77%
2) Gabelli Value         11.85%         6) Invesco Strat. Energy    3.46%
3) Federated S&P 500      9.15%         7) S&P 500 Futures         41.57%
4) Federated Stock Trust 7.59%


Please see page 2 for addditional fund performance information.


The Flex-Partners 1999 Semi-Annual Report                             Page 5

The Flex-Partners 1999 Semi-Annual Report

UTILITY GROWTH FUND

   The Utility Growth Fund surged in the first half of 1999 with a total year-to-date return before sales charges of 12.81% for Class A Shares and 12.56% for Class C Shares.The Fund outperformed the average utility fund, which returned 7.17% over the same period, according to Morningstar.

   Conventional market wisdom states that utility stocks trade similarly to bonds. However, for several years now we have maintained that the opportunities available in today's utilities market have unlocked the historical relationship between utility stocks and bonds. Consider that the price of long-term government bonds declined about 7% on average during the three months ended June 30, 1999, yet the Fund and the utilities sector as a whole enjoyed one of its strongest quarters in a long time.

   Weakness characterized the utilities market during the first quarter. A declining credit market, continued sell-offs of large-cap electric utility positions, and lack of interest in anything but the hottest stocks of the moment contributed to the sector's weak performance during the first three months of 1999. Merger and acquisitions among various utilities companies continued at a rapid pace, however, and many of the Fund's holdings were engaged in talks or deals with other companies, either as takeover principals or targets.

[PHOTO] Lowell G. Miller, Portfolio Manager

   Positive performance broadened in the second quarter, as investors at last demonstrated a willingness to invest in other sectors of the market besides growth and high technology. The utilities sector benefited greatly from this rotational trend, and we experienced double-digit gains from the more traditional utilities in our portfolio, such as the gas distribution, pipeline, electric utility, and telecommunications sectors.

   Ordinarily, we caution that some consolidation is necessary after a good quarter, but at the moment we see neither overbought technical conditions nor overpriced valuations for our stocks. The outlook for the second half of 1999 appears favorable, and we will continue to strive for continued positive performance for the Fund.

   BECAUSE THE UTILITY GROWTH FUND CONCENTRATES ITS INVESTMENTS IN PUBLIC UTILITY COMPANIES, THE VALUE OF THE FUND'S SHARES MAY FLUCTUATE MORE THAN IF INVESTED IN A GREATER NUMBER OF INDUSTRIES. CHANGES IN INTEREST RATES MAY ALSO AFFECT THE VALUE OF UTILITY STOCKS, AND RISING INTEREST RATES CAN BE EXPECTED TO REDUCE THE UTILITY GROWTH FUND'S NET ASSET VALUE.


  1999 PERFORMANCE HIGHLIGHTS
  ---------------------------

  Period & Average Annual Total Returns
  as of 6/30/99

before sales charges  Class A      Class C
--------------------  -------      -------
  Year to Date        12.81%       12.56%
  One Year            14.83%       14.39%
  Three Years         19.00%       18.79%
  Life of Fund1       19.59%       19.36%


net of sales charges  Class A*    Class C**
--------------------  --------    ---------
  Year to Date         6.35%       11.06%
  One Year             8.23%       12.89%
  Three Years         16.69%       18.79%
  Life of Fund1       17.83%       19.36%

1 Inception Date 7/11/95

*    Reflects deduction of 5.75% maximum sales charge

** Reflects deduction of contingent deferred sales charges as follows: 1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 months but within 24 months from date of purchase; 0.00% thereafter.


SECTOR WEIGHTINGS as of 6/30/99:

[GRAPH] The following information was presented as a pie chart:

  1) Telecomm. Services       26.91%    7) Water Utility              4.45%
  2) Natural Gas Distributor  18.56%    8) Utility                    3.42%
  3) Oil/Gas Domestic         12.27%    9) Telecomm. Equipment        3.06%
  4) Electric Utility         10.93%   10) Natural Gas (Diversfied)   1.84%
  5) Electric/Gas Utility      6.68%   11) Cash Equivalents           5.30%
  6) Pipelines                 6.58%


Please see page 2 for addditional fund performance information.


The Flex-Partners 1999 Semi-Annual Report                             Page 6

The Flex-Partners 1999 Semi-Annual Report

CORE EQUITY FUND

   The Core Equity Fund outperformed its peer group during the first six months of 1999, with a total year-to-date return before sales charges of 14.75% for Class A Shares and 14.62% for Class C Shares, compared with the 11.63% total return of the average growth fund for the same period, according to Morningstar. So far this year, the Fund is also ahead of the S&P 500, which returned 12.38% year-to-date as of June 30, 1999.

   The big story in the stock market during the first half of 1999 was the rotation among market sectors and styles: from technology to energy and cyclical stocks, and from large-cap and growth stocks to small-cap and value stocks. In the second quarter, investors became more willing to invest in other areas of the market besides the high-flying technology and internet sectors. Overall returns for the first half of 1999 were much more balanced than we have seen in at least a year.

   Volatility returned to the equity market in June, as investors grew increasingly concerned with rising interest rates. Growth stocks are typically priced relative to interest rates, and do not perform well when rates rise. Thus, we were not surprised to see growth stocks affected more adversely than traditional "rate sensitive" stocks during the changing interest rate environment of the second quarter. The Federal Reserve remains worried about inflation, despite its neutral stance following June 30th's 0.25% increase in the Fed funds target rate. It seems likely that the Fed will err on the side of caution, and keep a tighter rein on inflation than it has since last autumn.

[PHOTO] William L. Gurner, Portfolio Manager

   We do not know which style or sector will dominate the equity market in the latter half of the year. Thanks to the Fund's "sector neutral, style neutral" investment strategy, the effects of market rotation among styles and sectors should not constrain Fund performance. We believe the broadening trends in the stock market may continue through the third and fourth quarters, and we will continue to seek out the best stocks for investment.


  1999 PERFORMANCE UPDATE
  -----------------------

  PERIOD & AVERAGE ANNUAL TOTAL RETURNS
  as of 6/30/99

before sales charges  Class A      Class C
--------------------  -------      -------
  Year to Date        14.75%       14.62%
  One Year            22.10%       22.36%
  Life of Fund1       20.90%       20.78%

net of sales charges  Class A*    Class C**
--------------------  --------    ---------
  Year to Date         8.18%       13.12%
  One Year            15.09%       20.86%
  Life of Fund1       17.22%       20.45%

1 Inception Date 8/1/97

*    Reflects deduction of 5.75% maximum sales charge

** Reflects deduction of contingent deferred sales charges as follows: 1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 months but within 24 months from date of purchase; 0.00% thereafter.


SECTOR WEIGHTINGS as of 6/30/99:

[GRAPH] The following information was presented as a pie chart:

  1) Technology          19.57%    7) Energy                6.10%
  2) Finance             14.47%    8) Materials & Services  5.09%
  3) Utilities           10.34%    9) Capital Goods         3.79%
  4) Consumer Non-Dur.   10.26%   10) Transportation        0.81%
  5) Health               9.05%   11) S&P 500 Futures      12.43%
  6) Consumer Durables    8.09%


Please see page 2 for addditional fund performance information.


The Flex-Partners 1999 Semi-Annual Report                             Page 7

The Flex-Partners 1999 Semi-Annual Report

INTERNATIONAL EQUITY FUND

   Resurgence in emerging markets, rising yields in bond markets, and the introduction of the Euro common currency all made headlines in the world financial press during the first half of 1999. The International Equity Fund returned 2.70% before sales charge for the first six months of 1999, as equity markets were broadly positive around the world.

   Global demand for commodities and raw materials strengthened as Japan and emerging markets began to recover from last year's economic crisis. This also produced a rally in cyclical and smaller-cap stocks. The shift in market leadership -- from technology and pharmaceuticals to energy and cyclical stocks -- continued across Europe and in the U.K. Intense merger activity across many sectors including finance, energy, and telecommunications added to the positive performance of the global equity markets.

   The Fund benefited by increasing its exposure to industrials in Britain, moving allocations from financial stocks to energy on the continent, and maintaining an underweighted position in commercial banks in Japan. Rising yields in the global bond markets, especially during the second quarter, adversely affected interest rate sensitive sectors, particularly financial stocks.

[PHOTO] Charles Brand, Portfolio Manager

   Across the regions, Japan proved to be the strongest of the developed markets, thanks to much needed corporate restructuring and the impact of government spending intended to jump-start the economy. A further spending package, expected in the autumn, looks essential to sustain the recovers, which remains quite fragile. In Europe, recovery is proceeding nicely. France and Germany appear to be on the right track to resume growth, although Italy continues to struggle. We remain watchful of our country allocations as we proceed into the second half of 1999.

   IN EXCHANGE FOR GREATER POTENTIAL REWARDS, FOREIGN INVESTMENTS INVOLVE GREATER RISK THAN U.S. INVESTMENTS. THESE RISKS INCLUDE POLITICAL AND ECONOMIC UNCERTAINTIES OF FOREIGN COUNTRIES AND CURRENCY FLUCTUATIONS. THESE RISKS MAY BE MAGNIFIED IN COUNTRIES WITH EMERGING MARKETS, SINCE THOSE COUNTRIES MAY HAVE RELATIVELY UNSTABLE GOVERNMENTS AND LESS ESTABLISHED ECONOMIES.

  1999 PERFORMANCE UPDATE
  -----------------------

  PERIOD & AVERAGE ANNUAL TOTAL RETURNS
  as of 6/30/99

  before deduction of sales charges
  ---------------------------------
  Year to Date........................2.70%
  One Year............................6.71%
  Life of Fund*......................10.44%

  net of sales charges**
  ----------------------
  Year to Date.......................-3.19%
  One Year............................0.55%
  Life of Fund*.......................6.93%

*    Inception Date 9/2/97

**   Reflects deduction of 5.75% maximum sales charges.


REGIONAL HOLDINGS as of 6/30/99:

[GRAPH] The following information was presented as a pie chart:

     1) Europe (ex-U.K.)        49.04%
     2) Japan                   23.04%
     3) United Kingdom          21.83%
     4) Pacific Rim (ex-Japan)   3.57%
     5) Australia/New Zealand    2.52%


Please see page 2 for addditional fund performance information.


The Flex-Partners 1999 Semi-Annual Report                             Page 8

The Flex-Partners Funds 1999 Semi-Annual Report

PORTFOLIO HOLDINGS & FINANCIAL STATEMENTS





The Flex-Partners 1999 Semi-Annual Report                             Page 9

                             Mutual Fund Portfolio
            Portfolio of Investments as of June 30, 1999 (Unaudited)


INDUSTRIES/CLASSIFICATIONS                          SHARES OR FACE      VALUE
                                                       AMOUNT
MUTUAL FUNDS - 58.9%
   Federated S&P 500 Maxcap Fund                          526,661   $ 14,888,714
   Federated Stock Trust Fund                             296,148     12,355,286
   Fidelity Value Fund                                    589,623     33,531,840
   Gabelli Growth Fund                                    984,930     19,284,926
   Invesco Strategic Energy Fund                          404,204      5,634,600
   Invesco Strategic Stock Trust Fund                     306,560      9,389,945
   Mutual Shares Fund                                         358          8,027

   TOTAL MUTUAL FUNDS
   (Cost$89,107,883)                                                  95,093,338

MONEY MARKET MUTUAL FUNDS - 7.6%
   Charles Schwab Money Market Fund                       908,830        908,830
   Fidelity Cash Reserve Money Market Fund             11,425,411     11,425,411
   Fidelity Core Money Market Fund                          5,644          5,644

   TOTAL MONEY MARKET MUTUAL FUNDS
   (Cost$12,339,885)                                                  12,339,885

U.S.TREASURY BILLS - 2.8%
*  4.28%, due 07/22/99                                  4,025,000      4,014,730
*  4.70%, due 10/21/99                                    500,000        492,749
** 4.30%, due 01/06/00                                     30,100         29,347

   TOTAL U.S. TREASURY BILLS
   (Cost $4,536,840)                                                   4,536,826


REPURCHASE AGREEMENT - 30.7%

      Prudential Securities, 5.10%, 07/01/99,
        (Collateralized by $30,334,000
        FNMA Remic Series Pool #9903CA, 6.00%,
        02/25/14, market value - $27,794,377)          24,500,000     24,500,000

      State Street Bank & Trust Co., 4.90%,
        07/01/99, (Collateralized by $25,587,605
        FFCB, 5.13%, 04/02/01, market
        value - $25,563,962)                           25,062,000     25,062,000

   TOTAL REPURCHASE AGREEMENT
   (Cost $49,562,000)                                                 49,562,000

TOTAL INVESTMENTS - 100.0%
(Cost $155,546,608)                                                 $161,532,049


The Flex-Partners 1999 Semi-Annual Report                             Page 10

                                                   CONTRACTS          VALUE

FUTURES CONTRACT
   Long, S&P 500 Futures, face amount
      $64,898,988 expiring September 1999                 197       $68,048,725

   TOTAL FUTURES CONTRACT                                           $68,048,725


TRUSTEE DEFERRED COMPENSATION***
      Flex-funds Highlands Growth Fund                    837            19,893
      Flex-funds Muirfield Fund                         1,062             7,964
      Flex-funds Total Return Utilities Fund              215             4,543
      Flex Partners International Equity Fund             633             9,211

   TOTAL TRUSTEE DEFERRED COMPENSATION
   (Cost $36,557 )                                                      $41,611

FNMA  Federal National Mortgage Association

Remic Real Estate Mortgage Investment Conduit

FFCB  Federal Farm Credit Bureau

*    Pledged as collateral on futures contracts.

**   Pledged as collateral on Letter of Credit.

*** Assets of affiliates to the Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.


The Flex-Partners 1999 Semi-Annual Report                             Page 11

                            Utilities Stock Portfolio
            Portfolio of Investments as of June 30, 1999 (Unaudited)


INDUSTRIES/CLASSIFICATIONS                      SHARES OR FACE         VALUE
                                                    AMOUNT

COMMON STOCKS - 94.8%

   ELECTRIC/GAS UTILITY - 6.7%
       AGL Resources, Inc.                              12,100      $   223,094
       MDU Resources Group, Inc.                         5,000          114,063
       NIPSCO Industries, Inc.                           9,400          242,637
       UtiliCorp United, Inc.                           14,528          353,200
                                                                        932,994

   ELECTRIC UTILITY - 10.9%
       Cinergy Corp.                                     8,200          262,400
       LG&E Energy Corp.                                13,944          292,824
       New Century Energies, Inc.                        5,600          217,350
       PacifiCorp                                       12,830          235,751
       TECO Energy, Inc.                                22,760          517,790
                                                                      1,526,115

   NATURAL GAS (DISTRIBUTOR) - 25.9%
       Consolidated Natural Gas Co.                      9,700          589,275
       Eastern Enterprises                               6,475          257,381
       KeySpan Energy Corp.                             18,110          477,651
       MCN Corp.                                        36,430          755,923
       Peoples Energy Corp.                              7,650          288,309
       TransCanada Pipelines Ltd.                        8,100          113,400
       WICOR, Inc.                                      19,690          550,089
       Williams Cos., Inc.                              13,705          583,319
                                                                      3,615,347

   OIL/GAS (DOMESTIC) - 16.8%
       El Paso Natural Gas Co.                           5,670          199,513
       Enron Corp.                                       4,055          331,496
       K N Energy, Inc.                                 27,680          370,220
       Kinder Morgan Energy Partners, L.P.              14,824          548,488
       Questar Corp.                                    20,200          386,325
       Sonat, Inc.                                      15,310          507,144
                                                                      2,343,186

   TELECOMMUNICATION EQUIPMENT - 3.0%
       Loral Space & Communications Ltd. #              14,890          268,020
       P-Com, Inc. #                                    30,000          157,031
                                                                        425,051

   TELECOMMUNICATION SERVICES - 26.9%
       Alltel Corp.                                      7,900          564,850
       BCE, Inc.                                        12,040          593,723
       CenturyTel, Inc.                                 11,780          468,255
       Frontier Corp.                                    7,260          425,618
       GTE Corp.                                         7,350          554,925
       SBC Communications, Inc.                          6,930          401,940
       Sprint Corp.                                      7,590          402,270
       Sprint Corp. - PCS Group #                           50            2,850
       U.S. West Communications Group                    5,900          346,625
                                                                      3,761,056


The Flex-Partners 1999 Semi-Annual Report                             Page 12

INDUSTRIES/CLASSIFICATIONS                      SHARES OR FACE         VALUE
                                                    AMOUNT

   WATER UTILITY - 4.4%
       American Water Works Co., Inc.                   10,900          335,175
       Azurix Corp. #                                   14,280          285,600
                                                                        620,775

   TOTAL COMMON STOCKS
   (Cost   $10,385,997 )                                             13,224,524


U.S. TREASURY BILLS - 0.0%

   *  5.02%, due 01/06/00                                1,000              975

   TOTAL U.S. TREASURY BILLS
   (Cost  $978 )                                                            975


REPURCHASE AGREEMENT - 5.2%
   State Street Bank & Trust Co., 4.90%,
     07/01/99, (Collateralized by $746,331
     FFCB, 5.13%, 04/02/01, market value - $745,641)   731,000          731,000

   TOTAL REPURCHASE AGREEMENT
   (Cost   $731,000 )                                                   731,000


TOTAL INVESTMENTS - 100.0%
(Cost   $11,117,975 )                                               $13,956,499


TRUSTEE DEFERRED COMPENSATION**
       Flex-funds Highlands Growth Fund                    147            3,496
       Flex-funds Muirfield Fund                           171            1,281
       Flex-funds Total Return Utilities Fund               39              833
       Flex Partners International Equity Fund             120            1,741

   TOTAL TRUSTEE DEFERRED COMPENSATION
   (Cost   $6,474 )                                                      $7,351


FFCB  Federal Farm Credit Bureau

#    Represents non-income producing securities.

*    Pledged as collateral on Letter of Credit.

** Assets of affiliates to the Utility Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.


The Flex-Partners 1999 Semi-Annual Report                             Page 13

                             Growth Stock Portfolio
            Portfolio of Investments as of June 30, 1999 (Unaudited)


INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE      VALUE
                                                     AMOUNT
COMMON STOCKS - 89.0%

 AEROSPACE/DEFENSE - 1.4%
   Boeing Co.                                         4,850  $       212,188
   General Dynamics Corp.                             1,360           93,245
   Lockheed Martin Corp.                              1,870           69,658
   Northrup Grumman Corp.                               200           13,225
   Raytheon Co. - Class B                             2,750          193,359
   Textron, Inc.                                        740           61,744
   United Technologies Corp.                          2,960          212,565
                                                                     855,984

 AIR TRANSPORTATION - 0.3%
   AMR Corp. #                                          910           62,335
   Delta Air Lines, Inc.                                770           44,323
   Southwest Airlines                                 1,685           54,763
   USAir Group #                                        470           21,062
                                                                     182,483

 ALUMINUM - 0.2%
   Aluminum Company of America                        2,460          154,673

 AUTO & TRUCK - 1.3%
   Delphi Auto Systems                                3,494           64,867
   Ford Motor Co.                                     6,500          367,250
   General Motors Corp.                               5,000          334,688
   Navistar Int'l Corp #                                334           16,679
   Paccar Inc                                           522           27,862
   TRW, Inc.                                            620           34,061
                                                                     845,407

 BANKING - 1.2%
   Washington Mutual Savings Bank                     2,303           81,757
   Wells Fargo Co.                                   15,900          686,681
                                                                     768,438

 BEVERAGE--ALCOHOLIC - 0.3%
   Anheuser-Busch Cos., Inc.                          2,700          191,025

 BEVERAGE--SOFT DRINK - 1.1%
   Coca-Cola Co.                                      8,500          520,625
   Pepsico, Inc.                                      4,300          165,550
                                                                     686,175

 BROADCASTING - 0.3%
   Infinity Broadcasting Corp. #                      5,200          153,725

 BUILDING MATERIALS - 0.1%
   Crane Co.                                            495           15,593
   Masco Corp.                                        1,860           53,940
                                                                      69,533

 CAPITAL GOODS - 0.1%
   Ingersoll-Rand                                       823           53,958

 CHEMICAL--DIVERSIFIED - 1.0%
   Air Products & Chemicals, Inc.                     1,550           63,550
   E.I. du Pont de Nemours & Co.                      4,780          326,534
   Monsanto Corp.                                     3,450          135,628
   Praxair, Inc.                                        840           41,423
   Rohm & Haas Co.                                    1,185           50,733
                                                                     617,868


The Flex-Partners 1999 Semi-Annual Report                             Page 14

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE      VALUE
                                                     AMOUNT
 CHEMICAL--SPECIALTY - 0.1%
   Eastman Chemical Co.                                 500           25,875
   MacDermid Inc.                                       800           37,200
   Sigma Aldrich                                        610           21,007
                                                                      84,082

 COMMERCIAL SERVICES - 0.1%
   Dun & Bradstreet                                   1,470           51,726

 COMPONENTS - 0.1%
   Sanmina Corp. #                                      850           64,494

 COMPUTERS & PERIPHERALS - 3.6%
   Compaq Computer Corp.                              4,180           97,969
   Dell Computer Corp. #                              7,740          286,380
   EMC Corp./Mass #                                   5,900          327,450
   Gateway 2000, Inc. #                                 390           23,108
   IBM                                                9,700        1,259,788
   Micron Technology, Inc. #                            470           19,064
   Sun Microsystems #                                 3,540          243,818
                                                                   2,257,577

 COMPUTER SOFTWARE & SERVICES - 5.1%
   America Online, Inc. #                             3,000          330,188
   BMC Software, Inc. #                               3,110          167,746
   Ceridian Co. #                                       840           27,458
   Computer Sciences Corp. #                            600           41,513
   Electronic Data System Corp.                       4,350          246,319
   Exodus Communications Inc. #                         650           77,959
   Microsoft Corp. #                                 24,500        2,209,594
   National Data Corp.                                  770           32,725
   Novell, Inc. #                                     1,490           39,485
   Oracle Corp. #                                       910           33,784
   Unisys Corp.                                       1,270           49,133
                                                                   3,255,904

 CONSUMER NON-DURABLE - 1.8%
   Corning Inc.                                       1,240           86,800
   Fortune Brands, Inc.                               6,000          250,500
   Haggar Corp.                                      11,500          150,938
   Procter & Gamble Co.                               7,100          622,138
                                                                   1,110,376

 COSMETICS - 1.1%
   Playtex Products, Inc. #                          23,300          364,063
   Revlon #                                          11,500          344,281
                                                                     708,344

 DATA PROCESSING - 0.5%
   Automatic Data Processing, Inc.                    3,300          144,169
   Fiserv, Inc. #                                     1,380           43,211
   First Data Corp.                                   2,820          138,004
                                                                     325,384



The Flex-Partners 1999 Semi-Annual Report                            Page 15

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE      VALUE
                                                     AMOUNT
 DIVERSIFIED - 1.5%
   Allied Signal, Inc.                                3,380          214,419
   Minnesota Mining & Manufacturing Co.               1,920          167,040
   Norfolk Southern Corp.                             1,830           55,014
   PPG Industries, Inc.                                 830           49,229
   Tyco International                                 4,970          469,665
                                                                     955,367

 DRUG - 5.9%
   Abbott Labs                                        6,890          307,466
   Bristol Myers Squibb                              11,840          831,020
   Eli Lilly & Co.                                    4,970          356,287
   Merck & Co., Inc.                                 10,560          774,840
   Pfizer, Inc.                                       6,460          700,103
   Schering Plough Corp.                              9,830          505,016
   Warner Lambert Co.                                 3,450          236,756
                                                                   3,711,488

 DRUGSTORE - 0.1%
   Longs Drug Stores                                  2,000           69,125

 ELECTRIC--INTEGRATED - 0.6%
   CMS Energy Corp.                                   2,800          117,075
   Edison International                               1,800           48,488
   FPL Group, Inc.                                      960           52,620
   Korean Electric Power                              3,100           63,550
   Teco Energy Inc.                                   2,930           67,024
                                                                     348,757

 ELECTRIC UTILITY - 0.5%
   AES Corp. #                                        2,460          142,988
   Duke Power Co.                                     2,940          160,414
                                                                     303,402

 ELECTRICAL EQUIPMENT - 2.9%
   General Electric Corp.                            16,772        1,869,644


 ELECTRONIC COMPONENT SEMICONDUCTORS - 2.8%
   Applied Materials, Inc. #                          1,880          138,885
   Intel                                             12,800          761,600
   KLA -Tencor Corp. #                                  350           22,706
   Motorola, Inc.                                     4,410          420,328
   STMicroelectronic NV #                             1,440           99,900
   Texas Instruments Inc.                             1,810          258,830
   Xilinx Inc. #                                      1,180           67,555
                                                                   1,769,804

 ELECTRONIC COMPONENTS - 0.3%
   Emerson Electric                                   2,529          159,485

 ELECTRONICS - 0.1%
   Rockwell International Corp.                       1,360           82,790

 FINANCE - 6.0%
   Banc One Corp.                                     8,926          533,329
   Bank of Boston Corp.                               3,300          169,331
   Chase Manhattan Corp.                              3,900          336,131
   Equifax, Inc.                                        710           25,338
   Federal Home Loan Mortgage Corp.                   5,700          329,175
   Federal National Mortgage Corp.                    6,600          450,038
   First Union Corp.                                  4,968          233,186
   Fleet Financial Group, Inc.                        3,100          136,981


The Flex-Partners 1999 Semi-Annual Report                             Page 16

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE      VALUE
                                                     AMOUNT
   Lehman Brothers Holdings, Inc.                     1,500           93,375
   Mellon Bank Corp.                                  7,200          262,350
   Merrill Lynch & Co.                                  800           63,850
   Morgan Stanley Dean Witter & Co.                   1,800          185,625
   Metris Cos., Inc.                                  4,400          178,750
   PNC Bank Corp.                                     3,100          179,219
   Providian Financial Corp.                          4,650          429,253
   Ryder Systems, Inc.                                  360            9,720
   SLM Holding Corp.                                  4,000          183,500
                                                                   3,799,151

 FINANCIAL SERVICES - 5.0%
   American Express Co.                               1,700          226,206
   Associates First Capital                          10,400          444,600
   Avery Dennison Corp.                                 920           55,603
   BankAmerica Corp.                                 10,214          752,006
   Capital One Financial Corp.                       18,600        1,032,300
   Citigroup Inc.                                    11,995          573,511
   H&R Block, Inc.                                    1,370           68,500
                                                                   3,152,726

 FOOD - DIVERSIFIED - 0.2%
   General Mills                                      1,900          152,950

 FOREST PRODUCTS - 0.2%
   Georgia Pacific Corp.                                860           40,753
   Weyerhauser Co.                                    1,120           76,510
   Willamette Industries, Inc.                          640           30,160
                                                                     147,423

 GOLD/SILVER MINING - 0.1%
   Barrick Gold Corp.                                 2,090           40,494

 HEALTH - 1.4%
   American Home Products                             6,150          351,319
   Johnson & Johnson                                  5,630          538,369
                                                                     889,688

 HOMEBUILDING - 0.0%
   Centrex Corp.                                        230            8,639

 INSTRUMENTS--CONTROLS - 0.2%
   Honeywell, Inc.                                      620           71,843
   Johnson Controls Inc.                                926           64,126
                                                                     135,969

 INSTRUMENTS--SCIENTIFIC - 0.0%
   PE Biosystems Group                                  190           21,791

 INSURANCE--LIFE - 0.3%
   Conseco Inc.                                       7,000          213,063

 INTERNET SERVICE - 0.1%
   Yahoo, Inc. #                                        365           62,953

 INSURANCE--MULTILINE - 2.2%
   Allstate                                           6,700          241,200
   American International Group                       8,435          984,786
   PMI Group                                          2,200          138,325
                                                                   1,364,311


The Flex-Partners 1999 Semi-Annual Report                             Page 17

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE      VALUE
                                                     AMOUNT
 MACHINERY - 0.4%
   Caterpillar, Inc.                                  1,492           89,893
   Deere & Co.                                        1,197           46,833
   Dover Corp.                                          825           31,763
   Lancer Corp. #                                     3,700           30,988
   NACCO Industries                                     912           67,374
                                                                     266,851

 MACHINERY--CONSTRUCTION & MINING - 0.2%
   Case Corp.                                           523           25,235
   Halliburton Co.                                    1,900           86,450
                                                                     111,685

 MANUFACTURING - 0.1%
   Mueller Industries, Inc. #                         1,150           38,525
   Owens Illinois #                                     780           25,448
                                                                      63,973

 MARKETING SERVICES - 0.2%
   Omnicom Group, Inc.                                1,205           94,969

 MATERIALS & SERVICES - 0.6%
   Champion International Corp.                         425           20,613
   Dana Corp.                                           970           44,741
   Deluxe Corp.                                         910           35,433
   Ecolab, Inc.                                       1,970           85,572
   Illinois Tool Works, Inc.                          1,730          141,644
   Sherwin-Williams Co.                               1,070           29,626
                                                                     357,629

 MEDICAL PRODUCTS - 1.0%
   Algos Pharmaceutical Corp. #                       1,990           43,904
   Amgen, Inc. #                                      2,090          127,229
   Becton Dickinson                                   1,150           34,644
   Biogen Inc.#                                         960           61,740
   Centor, Inc. #                                       480           22,380
   GelTex Pharmaceuticals, Inc. #                     3,840           69,120
   Genzyme Surgical Products #                          273            1,207
   Guidant Corp.                                        780           40,024
   Human Genome #                                     1,330           52,535
   IDEC Pharmaceuticals Corp. #                         980           75,521
   MedImmune, Inc. #                                  1,670          113,143
   PE Celera Genomics #                                  95            1,544
                                                                     642,991

 MEDICAL HMO - 0.1%
   Wellpoint Health Networks #                          460           38,928

 MEDICAL SERVICES - 0.5%
   Columbia/HCA Healthcare Corp.                      2,420           55,358
   Genzyme Corp. #                                    1,530           74,205
   Health Management                                  4,760           53,550
   HBO & Co.                                          1,220           39,345
   IMS Health, Inc.                                   1,080           34,560
   Shared Medical Systems                               310           20,363
   Tenet Healthcare Corp. #                           2,170           40,145
                                                                     317,526

 MEDICAL SUPPLIES - 0.5%
   Boston Scientific Co. #                            1,070           45,676
   IDEXX Laboratories, Inc. #                           900           20,981
   Medtronic, Inc.                                    2,870          222,246
                                                                     288,903


The Flex-Partners 1999 Semi-Annual Report                            Page 18

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE      VALUE
                                                     AMOUNT
 MULTIMEDIA - 0.7%
   CBS Corp. #                                        9,700          422,556

 NATURAL GAS DISTRIBUTOR - 0.2%
   MCN Corp.                                          4,770          100,468
   Williams Companies, Inc.                           1,300           55,413
                                                                     155,881

 NETWORKING PRODUCTS - 1.8%
   Cisco Systems, Inc. #                             17,842        1,150,809

 OFFICE AUTOMATION & EQUIPMENT - 1.1%
   Hewlett Packard                                    5,070          502,564
   Pitney Bowes, Inc.                                 1,325           86,291
   Xerox Corp.                                        2,180          129,301
                                                                     718,156

 OIL/GAS--DOMESTIC - 1.5%
   Ashland Oil                                          800           32,050
   Atlantic Richfield                                 1,100           92,331
   Baker Hughes                                       1,640           54,735
   Burlington Resources                               1,000           43,250
   Devon Energy                                       1,200           43,575
   Enron Corp.                                        1,500          121,688
   Mobil Corp.                                        4,800          474,900
   Noble Drilling Co. #                               1,300           25,269
   USX Marathon Group                                 2,800           91,000
                                                                     978,798

 OIL/GAS--INTERNATIONAL - 1.9%
   Chevron Corp.                                      3,800          362,425
   Exxon Corp.                                       11,050          857,066
                                                                   1,219,491

 OILFIELD SERVICES/EQUIPMENT - 0.5%
   Coastal Corp.                                      1,900           76,713
   Kerr-McGee Corp.                                   1,000           50,250
   Schlumberger LTD                                   2,700          171,956
                                                                     298,919

 OIL & NATURAL GAS - 0.2%
   Apache Corp.                                       1,400           54,775
   Amerada Hess                                         500           29,813
   Ocean Energy, Inc. #                              10,160          106,045
                                                                     190,633

 PAPER & FOREST PRODUCTS - 0.2%
   Bemis Co., Inc.                                      360           14,310
   International Paper                                1,615           82,163
   Mead Corp.                                           840           35,123
                                                                     131,596

 PETROLEUM--INTEGRATED - 1.7%
   Occidental Petroleum Corp.                         3,100           65,681
   Phillips Petroleum                                 1,600           80,300
   Royal Dutch Petroleum                             11,400          684,713
   Texaco                                             3,100          193,944
   Unocal Corp.                                       1,000           39,938
                                                                   1,064,576


The Flex-Partners 1999 Semi-Annual Report                             Page 19

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE      VALUE
                                                     AMOUNT
 PIPELINES - 0.1%
   K N Energy Inc.                                      800           10,700
   K N Energy Inc. - PEPS                             1,100           28,463
                                                                      39,163

 PROTECTION--SAFETY EQUIPMENT - 0.3%
   Lo-Jack Corp. #                                   25,500          213,563

 PUBLISHING - 0.9%
   The Reader's Digest Association, Inc.             14,000          565,250

 RAILROAD TRANSPORTATION - 0.2%
   Burlington Northern Santa Fe                       2,370           72,433
   Union Pacific Corp.                                1,240           72,385
                                                                     144,818

 RENTAL--AUTO/EQUIPMENT - 0.8%
   Budget Group Inc. #                               14,800          185,000
   The Hertz Corp.                                    5,600          336,350
                                                                     521,350

 RESTAURANT - 1.4%
   McDonalds Corp.                                    9,500          392,469
   Wendy's International, Inc.                       17,100          484,144
                                                                     876,613

 RETAIL GROCERY - 0.4%
   Albertsons, Inc.                                   5,000          256,250

 RETAIL STORE - 2.7%
   Amazon.Com Inc. #                                    540           67,568
   eBay Inc. #                                          320           48,320
   Kmart #                                           40,000          655,000
   PETsMART, Inc. #                                  30,000          307,500
   Sears, Roebuck & Co.                               6,000          270,000
   WalMart Stores, Inc.                               8,000          382,000
                                                                   1,730,388

 S&L / THRIFTS - SOUTHERN U.S. - 0.3%
   Greater Atlantic Financial Corp. #                20,000          192,500

 SERVICES - 0.1%
   Paychex, Inc.                                      1,995           63,607

 TELECOMMUNICATION EQUIPMENT - 1.8%
   General Instrument Corp. #                           620           26,505
   Loral Space & Communications Ltd. #               10,110          181,348
   Nokia Corp. - ADR - A #                            1,890          172,935
   Northern Telecom LTD                               3,020          261,608
   P-Com, Inc. #                                      8,760           45,853
   QUALCOMM, Inc. #                                   2,720          390,320
   Uniphase Corp. #                                     550           91,300
                                                                   1,169,869

 TELECOMMUNICATION SERVICES - 10.4%
   AirTouch Communications #                          2,730          293,902
   Ameritech Corp.                                    5,440          397,800
   Ascend Communications, Inc. #                      7,460          786,098
   AT&T                                              17,095          940,225
   BCE, Inc.                                          3,420          167,580


The Flex-Partners 1999 Semi-Annual Report                             Page 20

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE      VALUE
                                                     AMOUNT

   Bell Atlantic Corp.                                8,590          549,223
   BellSouth Corp.                                   12,475          562,934
   Century Telephone                                  1,730           68,768
   Frontier Corp.                                     1,770          103,545
   GTE Corp.                                          5,320          403,323
   MCI Worldcom, Inc. #                               9,933          856,721
   Nextel Communications #                            2,500          125,469
   SBC Communications                                10,515          601,327
   Sprint Corp.                                       4,690          248,570
   Sprint Corp. - PCS Group #                         2,285          131,673
   Star Telecommunications Inc. #                     4,230           33,047
   Tellabs, Inc. #                                    2,400          162,150
   U.S. West, Inc.                                    2,665          156,069
                                                                   6,588,424

 TOBACCO - 2.8%
   Gallaher Group, plc - ADR                         11,400          278,588
   Imperial Tobacco                                   5,500          120,313
   Philip Morris Cos.                                26,100        1,039,076
   UST, Inc.                                         12,000          363,000
                                                                   1,800,977

 TOYS - 2.8%
   Hasbro Bradley Inc.                               10,650          298,200
   JAKKS Pacific Co. #                                5,400          160,988
   Toys R Us Inc. #                                  64,000        1,324,000
                                                                   1,783,188

 TRANSPORTATION - 0.1%
   FDX Corp. #                                        1,476           78,782

 TRUCKING/TRANSPORTATION LEASING - 0.1%
   CSX, Corp.                                         1,097           49,776

 WASTE DISPOSAL--NON-HAZARDOUS - 0.3%
   Allied Waste Industries, Inc. #                    1,260           24,964
   Waste Management, Inc.                             3,048          163,259
                                                                     188,223

TOTAL COMMON STOCKS
(Cost 42,061,786 )                                                56,464,786

TREASURY OBLIGATIONS - 0.8%

U.S. Treasury Bills
** 4.30%  01/06/00                                    6,000            5,850
*  4.50%  09/09/99                                  500,000          495,553

TOTAL U.S. TREASURY OBLIGATIONS
(Cost    501,490 )                                                   501,403

REPURCHASE AGREEMENTS - 10.2%

   State Street Bank & Trust Co., 4.90%, 07/01/99,
   (Collateralized by $6,587,313 FFCB, 5.13%,
   04/02/01, market value - $6,581,226)           6,452,000        6,452,000

TOTAL REPURCHASE AGREEMENT
(Cost  6,452,000 )                                                 6,452,000

TOTAL INVESTMENTS - 100.0%
(Cost 49,015,276 )                                               $63,418,189


The Flex-Partners 1999 Semi-Annual Report                             Page 21

                                                     CONTRACTS         VALUE
FUTURES CONTRACTS
   Long, S&P 500 Futures, face amount $7,709,513         23        7,944,775
      expiring September 1999

TOTAL FUTURES CONTRACTS                                           $7,944,775


TRUSTEE DEFERRED COMPENSATION***
   Flex-funds Highlands Growth Fund                     293            6,967
   Flex-funds Muirfield Fund                            366            2,746
   Flex-funds Total Return Utilities Fund                88            1,871
   Flex Partners International Equity Fund              235            3,417

   TOTAL TRUSTEE DEFERRED COMPENSATION
   (Cost   13,286 )                                                  $15,001

ADR: American Depositary Receipt

FFCB: Federal Farm Credit Bureau

PEPS: Premium Equity Partnership Security Units

#    Represents non-income producing securities.

*    Pledged as collateral on futures contracts.

**   Pledged as collateral on Letter of Credit.

*** Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.


See accompanying notes to financial statements.


The Flex-Partners 1999 Semi-Annual Report                             Page 22

                           International Equity Fund
            Portfolio of Investments as of June 30, 1999 (Unaudited)


INDUSTRIES/CLASSIFICATIONS                         SHARES OR FACE       VALUE
                                                       AMOUNT
COMMON STOCKS - 100.0%

   ADVERTISING - 0.5%
               Telefonica Publicidad e
                  Informacion, SA #                       3,550 $       71,042
               WPP Group plc                              2,300         19,472
                                                                        90,514

   AEROSPACE/DEFENSE - 1.2%
               Aerospatiale Matra #                       4,400        101,703
               British Aerospace plc                      3,977         25,841
               Finmeccanica SpA #                        97,100         89,515
                                                                       217,059

   AGRICULTURAL OPERATIONS - 0.0%
               Kuala Lumpur Kepong Bhd                    2,000          2,737

   AIR TRANSPORT - 0.4%
               BAA plc                                    1,421         13,679
               Cathay Pacific Airways                     4,000          6,135
               Japan Airlines Co. #                       9,000         29,712
               Singapore Airlines Ltd.                    2,500         23,786
                                                                        73,312

   APPAREL - 0.6%
               Alexon Group plc #                         3,181         11,395
               Castellum AB                               5,700         53,896
               Espirit Holdings Ltd.                     12,000          8,120
               Onward Kashiyama Co., Ltd.                 3,000         32,930
                                                                       106,341

   AUTO & TRUCK - 3.6%
               Aisin Seiki Co., Ltd.                      2,000         21,079
               Daimler Chrysler AG #                      3,500        304,960
               Honda Motor Co., Ltd.                      3,000        127,017
               Nissan Motor Co., Ltd. #                   4,000         19,081
               Toyota Motor Corp.                         6,000        189,659
                                                                       661,796

   AUTOPARTS - 0.5%
               Denso Corp.                                2,000         40,606
               GKN plc                                    2,904         49,630
                                                                        90,236

   BANKING - 13.9%
               Abbey National plc                         3,649         68,581
               Allied Irish Banks plc                     7,557         99,647
               Argentaria, Caja Postal y Banco
                  Hipotecario de Espana, SA               4,000         91,382
               Asahi Bank Ltd.                           11,000         52,655
               Australia & New Zealand Banking
                  Group Ltd.                              3,300         24,439
               Banca Nazionale del Lavoro #              31,440         99,432
               Bank of Tokyo-Mitsubishi Ltd.              8,000        113,762
               Banque Cantonale de Geneve                   320         59,865
               Banque Nationale de Paris                  1,700        142,058
               Barclays plc                               3,991        116,261
               Christiania Bank Og Kreditkasse           19,100         68,687
               Credit Suisse Group                        1,000        173,532
               Credito Italiano                          25,000        110,272
               Dai-Ichi Kangyo Bank Ltd.                  6,000         38,625
               Den Danske Bank                              400         43,460


The Flex-Partners 1999 Semi-Annual Report                             Page 23

INDUSTRIES/CLASSIFICATIONS                         SHARES OR FACE       VALUE
                                                       AMOUNT

               Development Bank of Singapore Ltd.         1,200         14,659
               HSBC Holdings plc                          6,319        224,064
               Halifax plc                                2,380         28,431
               Hang Seng Bank Ltd.                        3,600         40,252
               ING Groep NV                               2,796        151,810
               Industrial Bank of Japan Ltd.              7,000         55,462
               Julius Baer Holding AG                        24         68,587
               Malayan Banking Bhd                        4,000         12,000
               National Australia Bank Ltd.               3,060         50,999
               National Bank of Greece SA                   650         42,463
               National Bank of Greece SA
                  (Rights Issue: exercise 07/12/99)#        130          4,741
               National Westminster Bank plc                859         18,232
               Overseas-Chinese Banking Corp., Ltd.       3,000         25,019
               Royal Bank of Scotland Group plc           3,623         73,867
               San Paolo - IMI SpA                        5,600         76,599
               Sanwa Bank Ltd.                            4,000         39,318
               Schroders plc                                975         19,940
               Sumitomo Bank Ltd.                         6,000         74,328
               Tokai Bank Ltd.                            6,000         34,168
               UBS AG #                                     600        179,596
               United Overseas Bank Ltd.                  1,000          6,989
                                                                     2,544,182

   BEVERAGE -- ALCOHOLIC - 1.1%
               Bass plc                                   3,084         44,798
               Diageo plc                                 8,000         83,637
               Foster's Brewing Group Ltd.                8,300         23,560
               Fraser & Neave Ltd.                        1,000          4,434
               Kirin Brewery Co., Ltd.                    2,000         23,934
               Scottich & Newcastle plc                   1,462         15,238
                                                                       195,601

   BROADCASTING -- CABLE TV - 0.4%
               British Sky Broadcasting Group plc         2,270         21,081
               Reuters Holdings plc                       4,248         55,941
                                                                        77,022

   BROADCASTING & PUBLISHING - 0.4%
               News Corporation Ltd.                      7,900         67,886

   BUILDING & CONSTRUCTION - 2.4%
               AMEC plc                                   3,000         12,238
               Blue Circle Industries plc                 4,658         31,019
               Compagnie de Saint Gobain                    400         63,914
               Grupo Acciona Sa                           1,500         71,717
               Obayashi Corp.                            15,000         75,393
               RMC Group plc                              1,064         17,151
               Sekisui House Ltd.                         3,000         32,336
               Suez Lyonnaise des Eaux                      500         90,441
               Taisei Corp.                              10,000         21,954
               Tostem Corp.                               1,000         19,189
                                                                       435,352

   BUILDING MATERIALS - 0.8%
               CRH plc                                    5,730        101,865
               Wolseley plc                               4,385         33,042
                                                                       134,907

   CHEMICALS - 1.8%
               Air Liquide                                  550         86,744
               BTP plc                                    4,500         30,855
               SGL Carbon AG #                            1,000         78,392
               Shin-Etsu Chemical Co., Ltd.               4,000        133,702
                                                                       329,693


The Flex-Partners 1999 Semi-Annual Report                             Page 24

INDUSTRIES/CLASSIFICATIONS                         SHARES OR FACE       VALUE
                                                       AMOUNT

   CHEMICALS -- DIVERSIFIED - 1.4%
               BOC Group plc                                555         10,860
               Hoechst AG                                 4,400        199,766
               Imperial Chemical Industries plc           1,300         12,863
               Sekisui Chemical Co., Ltd.                 4,000         23,175
               Sumitomo Chemical Co., Ltd.                6,000         27,483
                                                                       274,147

   COMPUTERS & PERIPHERALS - 1.8%
               Atos SA #                                    425         43,514
               Cap Gemini                                   322         50,751
               Equant NV #                                1,000         92,457
               Fujitsu Ltd.                               5,000        100,483
               Misys plc                                  1,082          9,271
               The Sage Group plc                           289         10,284
               Tecnost SpA #                             10,800         26,751
                                                                       333,511

   CONTAINER/PAPER & PLASTIC - 0.1%
               Bunzl plc                                  2,900         14,393

   CONSUMER DURABLES - 0.2%
               Unilever plc                               4,582         40,820

   COSMETICS - 0.3%
               Kao Corp.                                  2,000         56,122

   DATA PROCESSING - 0.0%
               Industri-Matematik International
                  Corp. ADR                               2,000          5,375

   DISTRIBUTION WHOLESALER - 0.8%
               Marubeni Corp.                            14,000         29,233
               Mitsubishi Corp.                           3,000         20,303
               Mitsui & Co.                              13,000         90,554
                                                                       140,090

   DIVERSIFIED - 2.5%
               Arriva plc                                   146            861
               Billiton plc                               2,445          8,537
               Bodycote International plc                 1,407          8,804
               Brambles Industries Ltd.                   1,050         27,859
               Broken Hill Proprietary Co., Ltd.          3,150         36,749
               Granada Group plc                          2,247         41,735
               Hays plc                                     800          8,439
               Hutchison Whampoa Ltd.                     9,500         86,018
               Invensys plc                              10,398         49,267
               Keppel Corp. Ltd.                          2,000          6,813
               Rio Tinto Ltd.                             1,590         26,258
               Swire Pacific Ltd.                         3,000         14,848
               Vivendi                                    1,700        138,102
                                                                       454,290

   DRUG - 2.8%
               AstraZeneca Group plc                      3,248        125,780
               Pharmacia & Upjohn, Inc.                   1,350         74,993
               Rhone - Poulenc SA                         1,400         64,156
               Roche Holding AG                               7         72,161
               Smithkline Beecham plc                    12,602        163,965
                                                                       501,055

   ELECTRIC PRODUCTION -- MISCELLANEOUS - 2.6%
               British Energy plc                           831          7,081
               CLP Holdings Ltd.                          5,500         26,725


The Flex-Partners 1999 Semi-Annual Report                             Page 25

INDUSTRIES/CLASSIFICATIONS                         SHARES OR FACE       VALUE
                                                       AMOUNT

               Chubu Electric Power Co., Inc.             2,800         46,796
               EDP - Electricidade de Portugal, SA        3,500         63,200
               Hitachi Ltd.                              15,000        140,511
               National Power plc                         1,600         11,665
               Scottish Power plc                         1,383         11,960
               Scottish & Southern Energy plc             3,600         36,870
               Shandong International Power
                  Development Co., Ltd.#                 12,000          2,469
               Tenaga Nasional Bhd                        3,000          6,908
               Thomson CSF                                2,500         87,131
               Tokyo Electric Power Co.                   1,400         29,868
                                                                       471,184

   ELECTRONIC COMPONENT -- MISCELLANEOUS - 3.8%
               Hirose Electric Co., Ltd.                    400         41,464
               Johnson Electric Holdings Ltd.             2,000          8,249
               Kyocera Corp.                              1,000         58,598
               Mabuchi Motor Co., Ltd.                      900         83,564
               Matsushita Electric Industrial
                  Co., Ltd.                               4,000         77,580
               NEC Corp.                                  1,000         12,421
               Omron Corp.                                3,000         51,995
               Perlos Oyj #                               9,600        140,982
               Sony Corp.                                 1,000        107,704
               Sumitomo Electric Industries               3,000         34,069
               Toshiba Corp.                             11,000         78,348
                                                                       694,974

   ENGINEERING RESEARCH & DEVELOPMENT - 0.5%
               ABB Ltd. #                                   891         84,206
               Sembcorp Industries Ltd. #                 3,000          4,757
               Singapore Technologies Engineering Ltd.    6,000          6,801
                                                                        95,764

   FINANCE - 2.8%
               Acom Co., Ltd.                               500         43,123
               Credit Saison Co., Ltd.                    2,900         60,554
               Compagnie Financiere de Paribas              775         87,124
               Daiwa Securities Group Inc.                4,000         26,740
               Lend Lease Corp., Ltd.                     1,300         17,977
               Lloyds TSB Group plc                      13,412        182,017
               The Nikko Securities Co., Ltd.             6,000         38,625
               Nomura Securities Co., Ltd.                4,000         46,779
                                                                       502,939

   FINANCIAL SERVICES - 0.4%
               Legal & General Group plc                 11,724         29,879
               Unidanmark A/S                               750         50,146
                                                                        80,025

   FOOD -- DIVERSIFIED - 2.3%
               Cadbury Schweppes plc                      4,120         26,266
               Danone                                       300         77,565
               J Sainsbury plc                            1,758         11,097
               Nestle SA                                    100        180,692
               Royal Canin SA                             1,800        104,247
               Tesco plc                                  8,467         21,812
                                                                       421,679

   FOOD -- RETAIL - 0.4%
               Nissin Food Products                       3,000         73,041
               Somerfield plc                             1,500          7,042
                                                                        80,083

   HOTEL/GAMING - 0.8%
               Accor SA                                     560        141,024


The Flex-Partners 1999 Semi-Annual Report                             Page 26

INDUSTRIES/CLASSIFICATIONS                         SHARES OR FACE       VALUE
                                                       AMOUNT

               Genting Bhd                                1,400          5,342
               Ladbroke Group plc                         2,173          8,624
                                                                       154,990

   HOUSEHOLD PRODUCTS - 1.7%
               Asahi Glass Co., Ltd.                      6,000         38,873
               Benckiser NV                               1,912        102,330
               Electrolux AB - Series B                   4,000         84,153
               Hunter Douglas NV                          2,714         93,467
                                                                       318,823

   HUMAN RESOURCES  - 0.4%
               Vedior                                     4,051         69,127

   INSURANCE -- MULTILINE - 1.9%
               Allied Zurich AG #                         4,896         61,616
               AMP Limited                                1,800         19,819
               Axa                                        1,050        128,463
               CNP Assurances #                           1,500         41,094
               ERGO Versicherungs Gruppe AG                 570         67,173
               Royal & Sun Alliance Insurance
                  Group plc                               3,147         28,257
                                                                       346,422

   INSURANCE -- PROPERTY/CASUALTY - 0.5%
               Allianz AG                                   300         83,801

   INSURANCE - 3.6%
               Assicurazioni Generali                     4,356        151,547
               Fortis AG #                                2,500         78,728
               Muenchener Rueckversicherungs -
                  Gesellschaft AG                           800        148,925
               Norwich Union plc                          1,500         10,184
               Prudential Corp., plc                      3,625         53,429
               Skandia Forsakrings AB                     9,100        171,013
               Sun Life and Provincial Holdings plc       2,601         18,604
               Tokio Marine & Fire Insurance Co.          3,000         32,633
                                                                       665,063

   INVESTMENT COMPANIES - 0.5%
               Cosco Pacific Ltd.                         6,000          4,988
               NH Hoteles, SA #                           7,000         89,913
               Sime Darby Bhd                             4,000          5,242
                                                                       100,143

   MACHINERY - 3.1%
               Amada Co., Ltd.                            6,000         42,339
               Kubota Corp.                              20,000         59,753
               Mannesmann AG                              1,600        239,736
               Schneider Electric SA                      1,500         84,468
               Sidel SA                                     750         91,449
               Toshiba Machine Co., Ltd. #               23,000         49,544
                                                                       567,289

   MANUFACTURING - 1.2%
               FKI plc                                    5,628         17,407
               General Electric Co. plc                   6,493         66,293
               Mitsubishi Heavy Industries Ltd.           9,000         36,471
               Siemens AG                                 1,200         92,954
                                                                       213,125

   MEDICAL PRODUCTS - 4.1%
               Glaxo Wellcome plc                         7,902        219,842
               Novartis AG                                  250        366,094


The Flex-Partners 1999 Semi-Annual Report                             Page 27

INDUSTRIES/CLASSIFICATIONS                         SHARES OR FACE       VALUE
                                                       AMOUNT

               Takeda Chemical Industries                 2,000         92,601
               Yamanouchi Pharmaceutical Co., Ltd.        2,000         76,425
                                                                       754,962

   MINING - 0.7%
               Mitsui Mining & Smelting Co., Ltd.         6,000         30,950
               Rio Tinto plc                              3,739         62,750
               Sumitomo Metal Mining Co.                  7,000         28,886
                                                                       122,586

   MULTIMEDIA & ENTERTAINMENT - 0.3%
               Airtours plc                               1,880         15,012
               Pearson plc                                2,146         43,652
                                                                        58,664

   OFFICE AUTOMATION & EQUIPMENT - 0.2%
               Canon, Inc.                                1,000         28,721

   OIL & NATURAL GAS - 7.8%
               Australia Gas & Light                      1,300          7,964
               BG plc                                    10,315         63,076
               British Petroleum Co., plc                22,678        406,898
               Centrica plc #                             5,071         11,922
               Elf Aquitain SA                            1,200        176,600
               ENI SpA #                                 17,000        100,566
               Hong Kong & China Gas Co., Ltd.            8,800         12,760
               Nippon Oil Co.                             6,000         25,750
               Repsol - YPF, SA                           2,500         51,193
               Royal Dutch Petroleum Co.                  5,250        308,398
               Shell Transport & Trading Co.              1,618         12,147
               Tokyo Gas Co.                             26,000         64,590
               Total Fina SA #                            1,400        181,130
                                                                     1,422,994

   OPTICAL SUPPLIES - 0.3%
               Hoya Corp.                                 1,000         56,369

   PAPER & FOREST PRODUCTS - 0.9%
               Stora Kopparbergs Bergslags
                  Aktiebolag                             14,877        161,769

   PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 0.2%
               Fuji Photo Film                            1,000         37,800

   PRINTING -- COMMERCIAL - 0.2%
               Dai Nippon Printing Co., Ltd.              2,000         31,940

   PROTECTION -- SAFETY EQUIPMENT - 0.6%
               Secom Co., Ltd.                            1,000        103,990

   PUBLISHING - 0.8%
               EMAP plc                                     550          9,634
               Johnston Press plc                         5,266         24,141
               Reed International plc                       815          5,443
               Singapore Press Holdings Ltd.                946         16,112
               South China Morning Post
                  Holdings Ltd.                           9,000          5,046
               Verenigde Nederlandse
                  Uitgeversbedrijven Verenigd Bezit       2,200         88,166
                                                                       148,542

   REAL ESTATE MANAGEMENT & INVESTMENT - 1.7%
               British Land Co., plc                      3,668         30,707
               Chelsfield plc                             1,620          7,644
               Cheung Kong Holdings Ltd.                  6,000         53,360
               City Developments Ltd.                     4,000         25,606
               HKR International Ltd.                    12,080         10,432


The Flex-Partners 1999 Semi-Annual Report                             Page 28

INDUSTRIES/CLASSIFICATIONS                         SHARES OR FACE       VALUE
                                                       AMOUNT

               Land Securities plc                        1,094         14,726
               Mitsubishi Estate Co., Ltd.                8,000         77,976
               New World Development Co., Ltd.            4,000         11,987
               Sun Hung Kai Properties Ltd.               5,000         45,595
               Westfield Holdings Ltd.                    4,200         25,927
                                                                       303,960

   RECREATION - 0.4%
               Parques Reunidos, SA #                     3,000         26,372
               TAB Ltd. #                                 9,590         19,499
               TABCORP Holdings Ltd.                      2,800         19,002
                                                                        64,873

   RETAIL - 0.4%
               Cafe De Coral Holdings                    18,000          7,888
               Coles Myer Ltd.                            3,200         18,752
               Cycle & Carriage Ltd.                      1,000          5,756
               Great Universal Stores plc                 2,065         22,908
               Next plc                                   1,300         15,807
               Whitbread plc                                563          8,733
                                                                        79,844

   RETAIL GROCERY - 0.9%
               Ito-Yokado Co., Ltd.                       1,000         66,851
               Laurus NV                                  1,292         30,064
               Superdiplo SA #                            3,000         66,706
                                                                       163,621

   RETAIL STORE - 1.5%
               Boots Co., plc                             1,190         14,150
               Debenhams plc                              1,627         10,938
               Family Mart Co., Ltd.                      1,000         45,805
               Karstadt AG                                  165         79,349
               Kingfisher plc                             5,207         59,983
               Marui Co.                                  3,000         49,519
               Uny Co., Ltd.                              1,000         15,021
               W.H. Smith Group plc                         690          6,637
                                                                       281,402

   STEEL -- INTEGRATED - 0.9%
               British Steel plc                         10,900         28,252
               Nippon Steel Corp.                        30,000         69,575
               Sumitomo Metal Industries Ltd. #          18,000         22,432
               Usinor SA                                  3,500         52,305
                                                                       172,564

   TELECOMMUNICATIONS - 3.1%
               Cable & Wireless plc                       3,591         45,816
               Nippon Telegraph & Telephone Corp.            25        292,989
               PrimaCom AG #                              1,500         67,482
               Singapore Telecommunications Ltd.         12,000         20,579
               Societe Europeenne des Satellites            500         73,428
               Telecom Corporation of New Zealand Ltd.    6,900         29,798
               Television Broadcasts Ltd.                 1,000          4,692
               Tokyo Broadcasting System, Inc.            2,000         28,886
                                                                       563,670

   TELECOMMUNICATION EQUIPMENT - 3.7%
               Alcatel Alsthom                              715        100,935
               Nokia Oyj                                  2,000        175,814
               Telefonaktiebolaget LM Ericsson            4,200        135,272
               Telefonica de Espana #                        40          1,932


The Flex-Partners 1999 Semi-Annual Report                             Page 29

INDUSTRIES/CLASSIFICATIONS                         SHARES OR FACE       VALUE
                                                       AMOUNT

               Teleste Corp.                              6,325         57,564
               Vodafone AirTouch plc                     10,666        210,394
                                                                       681,911

   TELECOMMUNICATION SERVICES - 3.8%
               British Telecommunications plc            16,273        272,974
               China Telecom Ltd. #                       4,000         11,110
               Debitel AG #                               1,050         29,102
               Hong Kong Telecommunications Ltd.         25,600         66,487
               NetCom AB - B shares #                     2,150         72,677
               Sonera Group Oyj #                         3,750         82,219
               Telecel-Comunicacaoes Pessoais SA            350         45,246
               Telegate AG #                              1,500         51,193
               Telekom Malaysia Bhd                       2,000          7,474
               Telestra Corp., Ltd. #                     8,900         51,364
                                                                       689,846

   TEXTILE PRODUCTS - 0.1%
               Toray Industries, Inc.                     3,000         15,004

   TIRE & RUBBER - 0.3%
               Bridgestone Corp.                          2,000         60,413

   TOBACCO - 1.3%
               British American Tobacco plc               2,220         20,897
               Rothmans of Pall Mall Bhd                    400          3,026
               Swedish Match AB                          15,000         53,719
               Tabacalera SA                              8,000        162,163
                                                                       239,805

   TRANSPORTATION - 1.6%
               East Japan Railway Co.                         9         48,504
               Malaysia International Shipping Bhd        1,000          1,829
               National Express Group plc                   989         15,802
               Nippon Yusen Kabushiki Kaisha              5,000         19,230
               Peninsular and Oriental Steam
                  Navigation Co.                          3,449         51,842
               Railtrack Group plc                        1,999         40,914
               Stagecoach Holdings plc                    2,700          9,683
               TNT Post Group NV                          1,109         26,551
               Tokyu Corp.                                7,000         17,621
               Yamato Transport Co., Ltd.                 4,000         69,657
                                                                       301,633

   WATER UTILITY - 0.2%
               Kurita Water Industries Ltd.               1,000         17,909
               Pennon Group plc                             543          9,117
               Severn Trent plc                             568          8,394
                                                                        35,420

   TOTAL COMMON STOCKS
   (Cost  $16,487,053 )                                             18,294,175

TOTAL INVESTMENTS - 100.0%
(Cost  $16,487,053 )                                                18,294,175


The Flex-Partners 1999 Semi-Annual Report                             Page 30

INDUSTRIES/CLASSIFICATIONS                         SHARES OR FACE       VALUE
                                                       AMOUNT

TRUSTEE DEFERRED COMPENSATION*

     Flex-funds Highlands Growth Fund                    134           3189
     Flex-funds Muirfield Fund                           158           1186
     Flex-funds Total Return Utilities Fund               43            907
     Flex Partners International Equity Fund             106           1541

     TOTAL TRUSTEE DEFERRED COMPENSATION
     (Cost   $6,057 )                                                $6,823


ADR: American Depositary Receipt

* Assets of affiliates to the International Equity Fund held for the benefit of the Portfolio's Trustee in connection with the Trustee Deferred Compensation Plan.

Portfolio Composition by Country of Domicile as of 06/30/99.

      Japan - 23.0%               Hong Kong - 2.3%
      United Kingdom - 21.8%      Ireland - 1.1%
      France - 12.7%              Singapore - 0.9%
      Germany - 7.9%              Belgium - 0.8%
      Switzerland - 6.6%          Portugal - 0.6%
      Netherlands - 4.6%          Denmark - 0.5%
      Sweden - 4.5%               Malaysia - 0.4%
      Italy - 3.5%                Norway - 0.4%
      Spain - 3.1%                Greece - 0.3%
      Australia - 2.4%            New Zealand - 0.2%
      Finland - 2.4%

See accompanying notes to financial statements.


The Flex-Partners 1999 Semi-Annual Report                             Page 31

                      STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 1999 (Unaudited)

                                       TACTICAL ASSET     UTILITY       CORE
                                         ALLOCATION        GROWTH       EQUITY
                                           FUND            FUND         FUND
 Assets:
  Investment in corresponding
   portfolio, at value                  $19,098,905    $3,029,874   $11,524,191
  Receivable for capital stock issued       183,425          1,429      108,929
  Receivable from investment adviser          4,233         13,147        4,733
  Unamortized organization costs              7,853          5,606        6,174
  Other assets                                3,683         17,475        8,467
  Total Assets                           19,298,099      3,067,531   11,652,494

 Liabilites:
  Payable for capital stock redeemed          1,401            925        1,102
  Dividends payable                             ---          2,966          ---
  Accrued transfer agent and
   administrative fees                        2,723            714          834
  Accrued 12b-1 and shareholder
   service fees -- Class A                      105          2,079        9,749
  Accrued 12b-1 and shareholder
   service fees -- Class C                   51,126          2,686        9,126
  Organizational costs due to adviser         4,524          3,472        2,108
  Other accrued liabilities                   4,013         11,340       56,106
  Total Liabilities                          63,892         24,182       79,025

 Net Assets                              19,234,207      3,043,349   11,573,469

 Components of Net Assets:
  Capital                                15,394,770      1,832,018    9,506,333
  Accumulated undistributed
   (distributions in excess of) net
   investment income                            851          3,903      (15,114)
  Accumulated undistributed net
   realized gains from investment
   transactions                           3,427,059        442,886      822,650
  Net unrealized appreciation of
   investments of investments               411,527        764,542    1,259,600
  Total Net Assets                      $19,234,207     $3,043,349  $11,573,469

 Net Assets:
  Class A Shares                           $121,914     $1,692,945   $8,437,359
  Class C Shares                         19,112,293      1,350,404    3,136,110
                                         19,234,207      3,043,349   11,573,469

 Outstanding units of beneficial
  interest (shares): (indefinite
  number of shares authorized,
  $0.10 par value)
  Class A Shares                              7,900         81,171      480,065
  Class C Shares                          1,120,706         65,577      178,560
                                          1,128,606        146,748      658,625

 Net asset value -- redemption price
  per share:
  Class A Shares                            $15.43         $20.86       $17.58
  Class C Shares  *                         $17.05         $20.59       $17.56

 Sales charge -- Class A Shares              5.75%          5.75%        5.75%

 Maximum offering price per share --
  Class A Shares (100%/(100% - sales
  charge) of net asset value adjusted
  to nearest cent)                          $16.37         $22.13       $18.65


 *  Redemption price varies based upon holding period.


 See accompanying notes to financial statements.


The Flex-Partners 1999 Semi-Annual Report                             Page 32

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (Unaudited)

                                       TACTICAL ASSET   UTILITY       CORE
                                        ALLOCATION      GROWTH       EQUITY
                                           FUND          FUND         FUND

 Net Investment Income from Corresponding Portfolio:
  Interest                                 $158,216        $2,194     $20,375
  Dividends                                  11,258        45,978      55,823
  Expenses                                  (68,248)      (18,577)    (56,298)
 Total Net Investment Income from
   Corresponding Portfolio                  101,226        29,595      19,900

 Fund Expenses:
  Administrative fee                          3,980           725       2,454
  Transfer agent fees                         9,918         4,177       3,982
  Shareholder service -- Class A Shares          82         2,015       8,796
  Shareholder service -- Class C Shares      19,820         1,611       3,477
  Audit fees                                    ---           985         ---
  Legal fees                                     95           530         102
  Printing                                       95           380         102
  Amortization of organizational costs        4,085         2,902         992
  Postage                                     2,719            94         236
  12b-1 fees -- Class A Shares                   82         2,015       8,796
  12b-1 fees -- Class C Shares               59,460         4,832      10,431
  Registration and filing fees               12,950            72       6,745
  Insurance                                     358            98           6
  Other expenses                              3,257            18         998
 Total Expenses                             116,901        20,454      47,117

  Expenses reimbursed
   by investment adviser                    (16,605)       (9,142)    (13,338)

 Net Expenses                               100,296        11,312      33,779

 NET INVESTMENT INCOME (LOSS)                   930        18,283     (13,879)

 NET REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:

  Net realized gains (losses) from
   futures contracts                       (109,727)          ---       8,156
  Net realized gains from
   investment transactions                3,482,351       448,277     660,366
  Net change in unrealized appreciation
   of investments                        (1,624,393)     (114,163)    751,741
 NET GAIN FROM INVESTMENTS                1,748,231       334,114   1,398,653

 NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS              $1,749,161      $352,397  $1,384,774


 See accompanying notes to financial statements.


The Flex-Partners 1999 Semi-Annual Report                             Page 33

                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 1999 (Unaudited)

                                         INTERNATIONAL EQUITY FUND
  Assets:
   Investments, at value (cost $16,487,053)    $18,294,172
   Cash and foreign currency, at value             525,996
     (cost $525,795)
   Receivable for capital stock issued              31,561
   Receivable for investments sold                 403,492
   Dividends, interest and tax reclaims
      receivable, at value                          98,467
   Receivable from investment adviser               14,325
   Unamortized organization costs                   18,489
   Trustee Deferred Compensation Plan asset,         6,822
     at value ($6,057)
   Other assets                                      4,185
   Total Assets                                 19,397,509

  Liabilites:
   Payable for investments purchased               699,295
   Payable for capital stock redeemed                  775
   Accrued management fees                          15,271
   Accrued fund accounting fees                      2,239
   Accrued transfer agent fees                       1,427
   Accrued administrative fees                       1,179
   Accrued 12b-1 distribution and shareholder       16,672
      service fee
   Trustee Deferred Compensation Plan, at value      6,822
   Other accrued liabilities                        22,841
   Total Liabilities                               766,521

  Net Assets                                   $18,630,988

  Components of Net Assets:
   Capital                                     $15,856,702
   Accumulated distributions in excess
      of net investment income                     (25,369)
   Accumulated undistributed net realized gains
      from investment and foreign                1,006,748
      currency transactions
   Net unrealized appreciation of
      investments and foreign currency           1,792,907
  Total Net Assets                             $18,630,988

  Net Assets:                                  $18,630,988

  Outstanding units of beneficial                1,253,356
    interest (shares)

  Net asset value -- redemption price per share:    $14.86

  Maximum sales charge                                5.75%

  Maximum offering price per share
   (100%/(100% - sales charge) of net asset value
   adjusted to nearest cent)                        $15.77


                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (Unaudited)

                                          INTERNATIONAL EQUITY FUND
 Investment Income:
  Interest                                          $2,759
  Dividends                                        261,686
  Foreign taxes withheld                           (27,126)
 Total Investment Income                           237,319

 Expenses:
  Investment management fees                        91,172
  Administration fees                                4,559
  Distribution (12b-1) fees                         20,793
  Fund accounting fees                              14,876
  Transfer agent fees                                9,117
  Audit fees                                         3,806
  Legal fees                                           465
  Custody fees                                      54,285
  Trustees fees and expenses                         3,498
  Postage expense                                      479
  Registration expense                               4,904
  Printing expense                                     994
  Amortization of organizational costs               2,889
  Other expenses                                     2,396
 Total Expenses                                    214,233

  Expenses reimbursed by investment adviser        (31,684)

 Net Expenses                                      182,549

 NET INVESTMENT INCOME                              54,770

 NET REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:

  Net realized gains from investments
   and foreign currency transactions               886,226
  Net change in unrealized appreciation
   of investments                                 (426,704)
 NET GAIN FROM INVESTMENTS                         459,522

 NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                       $514,292


 See accompanying notes to financial statements.


The Flex-Partners 1999 Semi-Annual Report                             Page 34

                      STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (Unaudited)

                                     TACTICAL ASSET ALLOCATION FUND      UTILITY GROWTH FUND                CORE EQUITY FUND
                                      TOTAL   CLASS A     CLASS C      TOTAL   CLASS A   CLASS C     TOTAL     CLASS A     CLASS C
                                      -----   -------     -------      -----   -------   -------     -----     -------     -------
INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income (loss)        $930       $85        $845     $18,283   $11,353    $6,930   ($13,879)   ($8,145)    ($5,734)
  Net realized gains from
   investment and futures
   contract transactions         3,372,624    13,085   3,359,539     448,277   247,955   200,322    668,522    486,484     182,038
  Net change in unrealized
   appreciation of investments  (1,624,393)   (5,342) (1,619,051)   (114,163)  (61,184)  (52,979)   730,131    533,128     197,003

 Net increase in net assets
  resulting from operations      1,749,161     7,828   1,741,333     352,397   198,124   154,273  1,384,774  1,011,467     373,307

 DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS:
  From net investment income           (79)      (79)        ---     (14,956)   (8,745)   (6,211)       ---        ---         ---

  Net decrease in net assets
   resulting from dividends
   and distributions                   (79)      (79)        ---     (14,956)   (8,745)   (6,211)       ---        ---         ---

 CAPITAL TRANSACTIONS:
  Issued                         3,348,514    55,533   3,292,981     276,354   267,249     9,105  5,280,704  3,041,018   2,239,686
  Reinvested                       (11,007)      (50)    (10,957)     11,617     6,718     4,899       (540)      (332)       (208)
  Redeemed                        (892,663)      (64)   (892,599)   (431,515) (320,673) (110,842)(2,931,968) (989,424) (1,942,544)

 Net increase (decrease) in
  net assets resulting from
  capital share transactions     2,444,844    55,419   2,389,425    (143,544)  (46,706)  (96,838) 2,348,196  2,051,262     296,934

 TOTAL INCREASE IN NET ASSETS    4,193,926    63,168   4,130,758     193,897   142,673    51,224  3,732,970  3,062,729     670,241

 NET ASSETS - Beginning
   of period                    15,040,281    58,746  14,981,535   2,849,452 1,550,272 1,299,180  7,840,499  5,374,630   2,465,869

 NET ASSETS - End of period    $19,234,207  $121,914 $19,112,293 $3,043,349 $1,692,945 $1,350,404 $11,573,469 $8,437,359  $3,136,110


 SHARE TRANSACTIONS:
  Issued                           202,735     3,669     199,066      14,371    13,887       484    323,764    187,344     136,420
  Reinvested                           ---       ---         ---         599       345       254        ---        ---         ---
  Redeemed                         (55,466)       (4)    (55,462)    (22,314)  (16,452)   (5,862)  (176,953)   (58,180)   (118,773)

 Change in shares                  147,269     3,665     143,604      (7,344)   (2,220)   (5,124)   146,811    129,164      17,647


                       STATEMENT OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (Unaudited)

                                             INTERNATIONAL EQUITY FUND

 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income                           $54,770
  Net realized gains from investments
   and foreign currency transactions              886,226
  Net change in unrealized appreciation
   of investments                                (426,704)

 Net increase in net assets
  resulting from operations                       514,292

 CAPITAL TRANSACTIONS:
  Issued                                          428,972
  Reinvested                                          ---
  Redeemed                                       (585,644)

 Net decrease in net assets resulting from
  capital share transactions                     (156,672)

 TOTAL INCREASE IN NET ASSETS                     357,620

 NET ASSETS - Beginning of period              18,273,368

 NET ASSETS - End of period                   $18,630,988

 SHARE TRANSACTIONS:
  Issued                                           30,114
  Reinvested                                          ---
  Redeemed                                        (39,912)

 Change in shares                                  (9,798)


 See accompanying notes to financial statements.


The Flex-Partners 1999 Semi-Annual Report                             Page 35

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                   TACTICAL ASSET ALLOCATION FUND      UTILITY GROWTH FUND                 CORE EQUITY FUND
                                     TOTAL    CLASS A   CLASS C     TOTAL    CLASS A   CLASS C      TOTAL      CLASS A      CLASS C
                                     -----    -------   -------     -----    -------   -------      -----      -------      -------
 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income            $53,931     $216     $53,715    $29,239   $17,208    $12,031         (77)       $983     ($1,060)
  Net realized gains (losses)
   from investment and futures
   contract transactions           902,170    3,583     898,587     (5,391)  (22,770)    17,379     291,655     189,663     101,992
  Net change in unrealized
   appreciation of investments   2,504,806    9,221   2,495,585    288,302   206,323     81,979     502,895     390,385     112,510

 Net increase in net assets
  resulting from operations      3,460,907   13,020   3,447,887    312,150   200,761    111,389     794,473     581,031     213,442

 DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS:
  From net investment income       (53,931)    (216)    (53,715)   (28,275)  (16,244)   (12,031)       (983)       (983)        ---
  In excess of net investment
    income                             ---      ---         ---       (388)      ---       (388)       (175)       (175)        ---
  From net realized gains         (288,528)  (1,127)   (287,401)       ---       ---        ---    (115,378)    (76,889)    (38,489)

  Net decrease in net assets
   resulting from dividends
   and distributions              (342,459)  (1,343)   (341,116)   (28,663)  (16,244)   (12,419)   (116,536)    (78,047)    (38,489)

 CAPITAL TRANSACTIONS:
  Issued                         1,537,614    9,651   1,527,963  1,234,768   899,057    335,711   9,795,113   4,836,253   4,958,860
  Reinvested                       343,504    1,343     342,161     27,166    15,269     11,897     113,551      76,538      37,013
  Redeemed                      (4,496,048)      (5) (4,496,043)(1,264,535) (833,891)  (430,644) (3,071,047)   (286,572) (2,784,475)

 Net increase (decrease) in net
  assets resulting from capital
  share transactions            (2,614,930)  10,989  (2,625,919)    (2,601)   80,435    (83,036)  6,837,617   4,626,219   2,211,398

 TOTAL INCREASE (DECREASE)
   IN NET ASSETS                   503,518   22,666     480,852    280,886   264,952     15,934   7,515,554   5,129,203   2,386,351

 NET ASSETS - Beginning of
   period                       14,536,763   36,080  14,500,683  2,568,566 1,285,320  1,283,246     324,945     245,427      79,518

 NET ASSETS - End of period    $15,040,281  $58,746 $14,981,535 $2,849,452 $1,550,272 $1,299,180  $7,840,499  $5,374,630  $2,465,869


 SHARE TRANSACTIONS:
  Issued                           124,826      875     123,951     76,704    57,353     19,351     702,814     347,932     354,882
  Reinvested                        23,573      101      23,472      1,567       876        691       7,470       5,036       2,434
  Redeemed                        (354,387)     ---    (354,387)   (72,921)  (48,837)   (24,084)   (224,121)    (21,437)   (202,684)

 Change in shares                 (205,988)     976    (206,964)     5,350     9,392     (4,042)    486,163     331,531     154,632


                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                           INTERNATIONAL EQUITY FUND
 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income                             ($29,201)
  Net realized gains (losses) from investment
   and futures contract transactions                 381,420
  Net change in unrealized appreciation
   of investments                                  2,333,615

 Net increase in net assets resulting from
   operations                                      2,685,834

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             ---
  In excess of net investment income                 (50,938)
  From net realized gains                            (98,118)

  Net decrease in net assets resulting from
   dividends and distributions                      (149,056)

 CAPITAL TRANSACTIONS:
  Issued                                           5,048,139
  Reinvested                                         149,026
  Redeemed                                        (1,650,643)

 Net increase (decrease) in net assets
  resulting from capital share transactions        3,546,522

 TOTAL INCREASE (DECREASE) IN NET ASSETS           6,083,300

 NET ASSETS - Beginning of period                 12,190,068

 NET ASSETS - End of period                      $18,273,368

  SHARE TRANSACTIONS:
  Issued                                             376,007
  Reinvested                                          10,299
  Redeemed                                          (123,624)

 Change in shares                                    262,682


 See accompanying notes to financial statements.


The Flex-Partners 1999 Semi-Annual Report                             Page 36

 FINANCIAL HIGHLIGHTS
 TACTICAL ASSET ALLOCATION FUND

                                           Six Months Ended       Year ended        Year ended          Year ended       1/1/95* to
                                          6/30/99 (Unaudited)  December 31, 1998  December 31, 1997   December 31, 1996   12/31/95
                                           CLASS A  CLASS C    CLASS A   CLASS C  CLASS A   CLASS C  CLASS A**   CLASS C   CLASS C
                                           -------  -------    -------   -------  -------   -------  ---------   -------   -------
 Net Asset Value, Beginning of Period       $13.87   $15.33     $11.07    $12.25   $12.56    $13.52   $12.50      $13.26   $12.50

 Income from Investment Operations:
  Net investment income                       0.01      ---       0.05      0.05     0.40      0.14     0.14        0.10    (0.02)
  Net gains (losses) from investments         1.56     1.72       3.07      3.38     1.78      2.26     0.55        0.57     1.84
  Total from investment operations            1.57     1.72       3.12      3.43     2.18      2.40     0.69        0.67     1.82

 Less Dividends and Distributions:
  From net investment income                 (0.01)     ---      (0.05)    (0.05)   (0.40)    (0.14)   (0.14)      (0.10)     ---
  From net realized gains                      ---      ---      (0.27)    (0.30)   (2.93)    (3.17)   (0.49)      (0.31)   (1.06)
  In excess of net realized gains              ---      ---        ---       ---    (0.34)    (0.36)     ---         ---      ---

  Total distributions                        (0.01)     ---      (0.32)    (0.35)   (3.67)    (3.67)   (0.63)      (0.41)   (1.06)

 Net Asset Value, End of Period             $15.43   $17.05     $13.87    $15.33   $11.07    $12.25   $12.56      $13.52   $13.26

 Total Return                               11.32%(1) 11.22%(1)  28.38%    28.13%   17.29%    17.71%    5.51%(1)    5.07% 14.57%(1)

 Ratios/Supplementary Data
  Net assets, end of period ($000)            $122   $19,112        $59   $14,982      $36   $14,501     $137     $13,943  $11,524
  Ratio of expenses to
   average net assets                         1.90%(2) 2.12%(2)   2.00%     2.10%    2.00%     2.10%    1.73%(2)    2.00%  1.97%(2)
  Ratio of net investment income to
   average net assets                         0.26%(2) 0.01%(2)   0.45%     0.39%    0.99%     0.86%    2.60%(2)    0.75% (0.29%)(2)
  Ratio of expenses to average net assets
   before waiver of fees                      7.71%(2) 2.30%(2)  10.38%     2.48%    6.16%     2.50%    5.23%(2)    2.40%  2.80%(2)
  Ratio of net investment income to average
   net assets before waiver of fees         (5.55%)(2) (0.17%)(2) (7.93%)   0.01%   (3.17%)    0.46%   (0.90%)(2)   0.35% (1.12%)(2)
  Portfolio turnover(3)                     150.75     150.75   128.31%   128.31%  395.42%   395.42%  297.41%     297.41%  186.13%

* Date of commencement of operations
** August 1, 1996 (date of commencement of operations) to December 31, 1996
(1) Not Annualized
(2) Annualized
(3) Represents turnover rate of corresponding portfolio.

 See accompanying notes to financial statements.


The Flex-Partners 1999 Semi-Annual Report                             Page 37

FINANCIAL HIGHLIGHTS
UTILITY GROWTH FUND
                                    Six Months Ended      Year ended         Year ended          Year ended        July 11, 1995*
                                   6/30/99 (Unaudited) December 31, 1998  December 31, 1997   December 31, 1996   to Dec. 31, 1995
                                    CLASS A  CLASS C   CLASS A  CLASS C   CLASS A  CLASS C    CLASS A  CLASS C   CLASS A    CLASS C

 Net Asset Value, Beginning Period   $18.53   $18.38    $17.37   $17.17    $15.09   $14.91     $14.26   $14.27    $12.50    $12.50

 Income from Investment Operations:
  Net investment income                0.14     0.10      0.23     0.16      0.22     0.19       0.29     0.26      0.12      0.10
  Net gains (losses) from investments  2.24     2.20      1.20     1.21      4.03     3.99       1.48     1.49      1.76      1.77
  Total from investment operations     2.38     2.30      1.43     1.37      4.25     4.18       1.77     1.75      1.88      1.87

 Less Dividends and Distributions:
  From net investment income          (0.11)   (0.09)    (0.21)   (0.16)    (0.22)   (0.19)     (0.29)   (0.26)    (0.12)    (0.10)
  From net realized gains               ---      ---       ---      ---     (1.75)   (1.73)     (0.65)   (0.85)      ---       ---

  Total distributions                 (0.11)   (0.11)    (0.21)   (0.16)    (1.97)   (1.92)     (0.94)   (1.11)    (0.12)    (0.10)

 Net Asset Value, End of Period      $20.86   $20.59    $18.59   $18.38    $17.37   $17.17     $15.09   $14.91    $14.26    $14.27

 Total Return                        12.81%(1) 12.56%(1)  8.34%    8.08%    28.41%   28.25%     12.61%   12.45%  15.11%(1) 15.07%(1)

 Ratios/Supplementary Data
  Net assets, end of period ($000)   $1,693   $1,350     $1,550   $1,299    $1,285   $1,283     $1,377   $1,515      $641     $782
  Ratio of expenses to
   average net assets                 1.91%(2) 2.25%(2)   2.00%    2.25%     2.00%    2.25%      1.75%    2.00%   1.75%(2)  2.00%(2)
  Ratio of net investment income to
   average net assets                 1.41%(2) 1.08%(2)   1.20%    0.93%     1.36%    1.21%      2.03%    1.85%   2.17%(2)  1.72%(2)
  Ratio of expenses to average net
   assets before waiver of fees       2.44%(2) 3.01%(2)   3.80%    4.31%     4.03%    4.51%      4.37%    4.65%  22.70%(2) 13.37%(2)
  Ratio of net investment income
   to average net assets before
   waiver of fees                     0.88%(2) 0.32%(2)  -0.60%   -1.13%    (0.67%)   (1.05%)  (0.59%) (0.80%) (18.78%)(2)(9.55%)(2)
  Portfolio turnover(3)               22.61%   22.61%    51.36%   51.36%    41.22%    41.22%    50.79%   50.79%    5.06%     5.06%

* Date of commencement of operations
(1) Not Annualized
(2) Annualized
(3) Represents turnover rate of corresponding portfolio

 See accompanying notes to financial statements.


The Flex-Partners 1999 Semi-Annual Report                             Page 38

 FINANCIAL HIGHLIGHTS
 CORE EQUITY FUND

                                            Six Months Ended             Year ended                August 1, 1997* to
                                           6/30/99 (Unaudited)        December 31, 1998             December 31, 1997
                                          CLASS A      CLASS C       CLASS A      CLASS C          CLASS A      CLASS C

 Net Asset Value, Beginning of Period      $15.32       $15.32        $12.67       $12.66          $12.50       $12.50

 Income from Investment Operations:
  Net investment income                     (0.02)       (0.03)          ---        (0.01)           0.01        (0.01)
  Net gains (losses) from investments        2.28         2.27          2.88         2.90            0.24         0.24
  Total from investment operations           2.26         2.24          2.88         2.89            0.25         0.23

 Less Dividends and Distributions:
  From net investment income                  ---          ---           ---          ---           (0.01)         ---
  From net realized gains                     ---          ---         (0.23)       (0.23)          (0.05)       (0.05)
  In excess of net realized gains             ---          ---           ---          ---           (0.02)       (0.02)

  Total distributions                         ---          ---         (0.23)       (0.23)          (0.08)       (0.07)

 Net Asset Value, End of Period            $17.58       $17.56        $15.32       $15.32          $12.67       $12.66

 Total Return                               14.75%(1)    14.62%(1)     22.78%       22.85%           2.00%(1)     1.88%(1)

 Ratios/Supplementary Data
  Net assets, end of period ($000)         $8,437       $3,136        $5,375       $2,466            $245          $80
  Ratio of expenses to
   average net assets                        1.78%(2)    1.97%(2)       1.80%        1.97%           2.00%(2)     2.25%(2)
  Ratio of net investment income to
   average net assets                       (0.23%)(2)  (0.41%)(2)      0.09%       -0.11%           0.10%(2)    (0.13%)(2)
  Ratio of expenses to average net assets
   before waiver of fees                     1.94%(2)    2.53%(2)       3.13%        3.85%           9.50%(2)    16.67%(2)
  Ratio of net investment income to average
   net assets before waiver of fees         (0.39%)(2)  (0.97%)(2)     (1.24%)      (1.99%)         (7.40%)(2)  (14.55%)(2)
  Portfolio turnover(3)                     28.83%      28.83%         79.98%       79.98%         129.79%      129.79%

* Date of commencement of operations
(1) Not Annualized
(2) Annualized
(3) Represents turnover rate of corresponding portfolio

See accompanying notes to financial statements.


The Flex-Partners 1999 Semi-Annual Report                             Page 39

FINANCIAL HIGHLIGHTS
INTERNATIONAL EQUITY FUND
                                         Six Months
                                       Ended 6/30/99   Year ended   9/2/97* to
                                        (Unaudited)   Dec. 31, 1998  12/31/97

Net Asset Value, Beginning of Period      $14.47        $12.18        $12.50

Income from Investment Operations:
 Net investment income                      0.04         (0.02)        (0.02)
 Net gains (losses) from investments        0.35          2.43         (0.30)
 Total from investment operations           0.39          2.41         (0.32)

Less Dividends and Distributions:
 In excess of net investment income          ---         (0.04)          ---
 From net realized gains                     ---         (0.08)          ---

 Total distributions                         ---         (0.12)          ---

Net Asset Value, End of Period            $14.86        $14.47        $12.18

Total Return                                2.70%(1)     19.78%       (2.56%)(1)

Ratios/Supplementary Data
 Net assets, end of period ($000)         $18,631       $18,273         $12,190
 Ratio of expenses to
  average net assets                        2.00%(2)      2.00%         2.00%(2)
 Ratio of net investment income to
  average net assets                        0.60%(2)     -0.18%       (0.43%)(2)
 Ratio of expenses to average net assets
  before waiver of fees                     2.35%(2)      2.17%         2.68%(2)
 Ratio of net investment income to average
  net assets before waiver of fees          0.25%(2)     -0.35%       (1.11%)(2)
 Portfolio turnover                        32.11%        86.13%         12.71%

 Date of commencement of operations
(1) Not Annualized
(2) Annualized


See accompanying notes to financial statements.


The Flex-Partners 1999 Semi-Annual Report                             Page 40

FLEX-PARTNERS SEMI-ANNUAL REPORT
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED)


1.   ORGANIZATION

The Flex-Partners Trust (the "Trust") was organized in 1992 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers five series, and it is presently comprised of five separate funds as follows:
Tactical Asset Allocation Fund (formerly TAA Fund), Utility Growth Fund (formerly BTB Fund), Core Equity Fund, International Equity Fund (each a "Fund" and collectively the "Funds") and Institutional Fund. Each Fund, except International Equity Fund, invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                         PERCENTAGE OF PORTFOLIO
                                                           OWNED BY FUND AS OF
FUND                             PORTFOLIO                   JUNE 30, 1999

Tactical Asset Allocation Fund   Mutual Fund Portfolio             12%
Utility Growth Fund              Utilities Stock Portfolio         22%
Core Equity Fund                 Growth Stock Portfolio            18%

The investment objective of the International Equity Fund is to seek long-term growth from investing primarily in equity securities of foreign issuers.

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund. The financial statements of the Institutional Fund are are separately reported.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Each Fund, except International Equity Fund, values its investment in the corresponding Portfolio at fair value. Valuation of securities held by each Portfolio is further described at Note 2 of the Portfolios' Notes to Financial Statements.

Securities owned by the International Equity Fund are valued at 3:00 pm Eastern Time based on the last sales price, or, lacking any sales, at the closing bid prices.

DEFERRED TRUSTEE COMPENSATION

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the


The Flex-Partners 1999 Semi-Annual Report                             Page 41

Plan, deferred amount are invested in the shares of the Flex-funds and Flex-Partners Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

FOREIGN CURRENCY TRANSLATION

Accounting records of the Funds are maintained in U.S. dollars. The value of securities, other assets and liabilities of the International Equity Fund denominated in foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

FORWARD CURRENCY CONTRACTS

The International Equity Fund may enter into forward foreign currency exchange contracts ("forwards") for purposes of hedging against either specific transactions or portfolio positions. Forwards are agreements between two parties to exchange currencies at a set price on a future date. The market value of forwards fluctuates with changes in currency exchange rates. The forward is marked-to-market daily, and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is offset by entry into a closing transaction or extinguished by delivery of the currency, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. Risks may arise upon entering forwards from the potential inability of counterparties to meet the terms of the forwards or from unanticipated fluctuations in the value of the foreign currency relative to the U.S. dollar.

INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date. Tactical Asset Allocation Fund and Core Equity Fund declare dividends from net investment income on a quarterly basis. Utility Growth Fund declares dividends from net investment income on a monthly basis. International Equity Fund declares dividends from net investment income on an annual basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, differing treatment of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio, and differing treatment of gains and losses realized in transactions denominated in foreign currency. Permanent book and tax basis differences have been reclassified among the components of net assets.

ORGANIZATIONAL COSTS

The costs related to the organization of each of the four Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period.


The Flex-Partners 1999 Semi-Annual Report                             Page 42

INVESTMENT INCOME & EXPENSES

The funds record daily their proportionate share of the Portfolios' income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis. Expenses of each Fund, other than expenses incurred pursuant to the Class A and Class C distribution and shareholder services plans, are allocated to the separate classes based on their relative net assets or other appropriate basis.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Miller/Howard Investments, Inc., Sector Capital Management, Inc., and Commercial Union Investment Management, LTD serve as subadvisor of the Utilities Stock Portfolio, the Growth Stock Portfolio and the International Equity Fund, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc. For such services, the International Equity Fund pays RMA monthly fees at the annual rate of 1.00% of the average daily net asset value of the Fund.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of $15 per active shareholder account or 0.10% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

RMA has voluntarily agreed to reimburse the Funds for the amount by which annual expenses of each Fund including expenses allocated from its respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed certain limitations. Such reimbursement is limited to the total of fees charged the Fund by RMA and MFSCo. The limitations currently in place are as follows:

                                                         Annual expense
                                                         limitation as a
                                                         percentage of average
Fund                                                     daily net assets

Tactical Asset Allocation Fund - Class A                         1.75%*
Tactical Asset Allocation Fund - Class C                         2.15%*
Utility Growth Fund - Class A                                    1.75%*
Utility Growth Fund - Class C                                    2.25%
Core Equity Fund - Class A                                       1.75%*
Core Equity Fund - Class C                                       2.00%*
International Equity Fund - Class A                              2.00%

* Prior to May 1, 1999, the annual expense limitation had been 2.00%, 2.10%, 2.00%, 1.80% and 1.95% of average daily net assets of the Tactical Asset Allocation Fund Class A and Class C, Utility Growth Fund Class A and Core Equity Fund Class A and Class C, respectively.

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of MII, RMA and MFSCo.


The Flex-Partners 1999 Semi-Annual Report                             Page 43

Pursuant to Rule 12b-1 of the Act, each Fund has adopted two Distribution Plans (the "Plans") with Advisor Dealer Services (the "Distributor"). Under the provisions of the Plans, each Fund pays the Distributor an annual fee, at a maximum rate of 0.25% and 0.75% of average daily net assets of Class A shares and Class C shares, respectively, to aid in the distribution of Fund shares. Additionally, each Fund has adopted two Service Plans with the Distributor. Under the provisions of the Service Plans, each Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of Class A shares and Class C shares, to reimburse securities dealers for personal services or maintenance of shareholder accounts.

4.   SECURITIES TRANSACTIONS

For the six months ended June 30, 1999, the cost of purchases and proceeds from sales or maturities of long-term investments for the International Equity Fund were $6,586,701 and $5,907,765, respectively. The cost of investments for federal income tax purposes and for financial reporting purposes is substantially the same.





The Flex-Partners 1999 Semi-Annual Report                             Page 44

                      STATEMENTS OF ASSETS AND LIABILITIES
                           JUNE 30, 1999 (Unaudited)

                                                    MUTUAL       UTILITIES      GROWTH
                                                     FUND          STOCK         STOCK
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO

Assets:
  Investments, at market value*                  $111,983,971   $13,225,500   $57,081,814
  Repurchase agreements, at cost*                  49,562,000       731,000     6,452,000
  Trustee deferred compensation investments, at        41,611         7,351        15,001
    market value
  Cash                                                    718           652           594
  Receivable for securities sold                          ---           ---       499,864
  Receivable for net variation margin on futures    1,231,250           ---           ---
  Receivable from corresponding Fund                      ---           ---           ---
  Interest receivable                                  58,026            99           878
  Dividends receivable                                    ---        20,860        48,680
  Prepaid/Other assets                                  3,938         4,284         1,389

Total Assets                                      162,881,514    13,989,746    64,100,220

Liabilities:
  Payable for securities purchased                        ---           ---       218,232
  Payable for Trustee Deferred Compensation Plan       41,611         7,351        15,001
  Payable to investment adviser                        99,408        11,307        47,546
  Accrued audit fees                                    4,329         4,894         4,149
  Accrued legal fees                                      253           252         2,506
  Accrued custodian fees                                1,286           ---         5,542
  Accrued trustee fees                                  2,377           ---         4,005
  Accrued fund accounting fees                          4,396         1,572         3,451
  Other accrued liabilities                             1,590            97           724

Total Liabilities                                     155,250        25,473       301,156


Net Assets                                       $162,726,264   $13,964,273   $63,799,064

Net Assets:
  Capital                                         155,495,651    11,125,748    49,280,526
  Net unrealized appreciation (depreciation) of     7,230,613     2,838,525    14,518,538
    investments

Net Assets                                       $162,726,264   $13,964,273   $63,799,064

  *Securities at cost                            $155,546,608   $11,117,975   $49,015,276


  See accompanying notes to financial statements


The Flex-Partners 1999 Semi-Annual Report                             Page 45

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (Unaudited)


                                             MUTUAL     UTILITIES      GROWTH
                                              FUND        STOCK        STOCK
                                           PORTFOLIO    PORTFOLIO    PORTFOLIO

NET INVESTMENT INCOME
  Interest                                 $1,476,611      $11,235     $115,007
  Dividends                                   101,103      204,319      316,363

Total Investment Income                     1,577,714      215,554      431,370

Expenses:
  Investment advisory fees                    581,491       64,909      271,934
  Audit fees                                    4,344        4,909        4,163
  Custodian fees                                4,525          734       13,357
  Trustees fees and expenses                   18,705        3,707       13,575
  Legal fees                                      102          104        2,715
  Accounting fees                              25,766        8,970       19,979
  Insurance                                       102           70           54
  Other expenses                                  102           36        1,720

Total Expenses                                635,137       83,439      327,497

  Investment advisory fees waived                 ---          ---          ---
  Directed brokerage payments received            ---          ---       (6,058)

Total Net Expenses                            635,137       83,439      321,439

NET INVESTMENT INCOME                         942,577      132,115      109,931

REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:
  Net realized gain (loss) from futures      (912,237)         ---       77,193
    contracts
  Net realized gain (loss) from
    investments                            32,820,371    2,036,285    3,794,993
  Net change in unrealized appreciation
    (depreciation) of investments         (15,984,285)    (554,859)   3,855,090

NET GAIN ON INVESTMENTS                    15,923,849    1,481,426    7,727,276

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $16,866,426   $1,613,541   $7,837,207


  See accompanying notes to financial statements


The Flex-Partners 1999 Semi-Annual Report                             Page 46

                      STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (Unaudited)

                                                     MUTUAL      UTILITIES       GROWTH
                                                      FUND         STOCK         STOCK
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                               $942,577     $132,115       $109,931
  Net realized gain (loss) from investments
    and futures contracts                           31,908,134    2,036,285      3,872,186
  Net change in unrealized appreciation
    (depreciation) of investments                  (15,984,285)    (554,859)     3,855,090

Net increase (decrease) in net assets
  resulting from operations                         16,866,426    1,613,541      7,837,207

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                     22,543,115    1,623,628     64,647,448
  Withdrawals                                      (17,490,964)  (2,492,441)   (59,853,334)

Net increase (decrease) in net assets resulting
  from transactions of investors' beneficial
  interests                                          5,052,151     (868,813)     4,794,114

TOTAL INCREASE IN NET ASSETS                        21,918,577      744,728     12,631,321

NET ASSETS - Beginning of period                   140,807,687   13,219,545     51,167,743

NET ASSETS - End of period                        $162,726,264  $13,964,273    $63,799,064


                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                    MUTUAL       UTILITIES      GROWTH
                                                     FUND          STOCK         STOCK
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                            $2,040,969      $218,745      $335,278
  Net realized gain (loss) from investments
    and futures contracts                           8,222,183      (364,390)    4,583,800
  Net change in unrealized appreciation
    (depreciation) of investments                  23,909,375     1,126,399     4,790,713

Net increase in net assets
  resulting from operations                        34,172,527       980,754     9,709,791

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                    21,876,913     6,977,776    74,136,798
  Withdrawals                                     (59,774,446)   (5,408,703)  (66,072,809)

Net increase (decrease) in net assets resulting
  from transactions of investors' beneficial
  interests                                       (37,897,533)    1,569,073     8,063,989

TOTAL INCREASE (DECREASE) IN NET ASSETS            (3,725,006)    2,549,827    17,773,780

NET ASSETS - Beginning of period                  144,532,693    10,669,718    33,393,963

NET ASSETS - End of period                       $140,807,687   $13,219,545   $51,167,743


  See accompanying notes to financial statements


The Flex-Partners 1999 Semi-Annual Report                             Page 47

FINANCIAL HIGHLIGHTS

MUTUAL FUND PORTFOLIO
                                              Six Months                             Year Ended December 31,
                                             Ended 6/30/99     ------------------------------------------------------------------
                                              (Unaudited)        1998           1997             1996         1995         1994

   Net Assets, End of Period ($000)            $162,726       $140,808       $144,533         $135,540     $122,109      $83,185
   Ratio of Expenses to Average Net Assets        0.86%(1)       0.91%          0.89%            0.87%        0.95%        1.01%
   Ratio of Net Investment Income to
      Average Net Assets                          1.27%(1)       1.56%          2.08%            1.86%        1.26%        2.76%
   Portfolio Turnover Rate                      150.75%        128.31%        395.42%          297.41%      186.13%      168.17%


UTILITIES STOCK PORTFOLIO
                                                   Six Months                   Year Ended December 31,              Period from
                                                  Ended 6/30/99        --------------------------------------     June 21, 1995* to
                                                   (Unaudited)           1998           1997           1996       December 31, 1995

   Net Assets, End of Period ($000)                 $13,964            $13,220        $10,670         $7,964            $4,291
   Ratio of Expenses to Average Net Assets            1.29%(1)           1.44%          1.60%          1.61%             2.32%(1)
   Ratio of Net Investment Income to
      Average Net Assets                              2.03%(1)           1.73%          1.79%          2.24%             2.09%(1)
   Ratio of Expenses to Average Net Assets
      before directed brokerage payments              1.29%(1)           1.46%          1.65%          1.66%             2.40%(1)
   Ratio of Net Investment Income to Average Net
      Assets before directed brokerage payments       2.03%(1)           1.71%          1.74%          2.19%             2.01%(1)
   Portfolio Turnover Rate                           22.61%             51.36%         41.22%         50.79%             5.06%


GROWTH STOCK PORTFOLIO
                                              Six Months                              Year Ended December 31,
                                             Ended 6/30/99      -------------------------------------------------------------
                                              (Unaudited)         1998         1997         1996         1995         1994

   Net Assets, End of Period ($000)            $63,799          $51,168      $33,394      $24,414      $24,537      $22,169
   Ratio of Expenses to Average Net Assets       1.15%(1)         1.25%        1.34%        1.24%        1.25%        1.23%
   Ratio of Net Investment Income to
      Average Net Assets                         0.39%(1)         0.77%        0.83%        2.33%        3.78%        2.35%
   Ratio of Expenses to Average Net Assets
      before waiver of fees                      1.17%(1)         1.26%        1.34%        1.24%        1.25%        1.23%
   Ratio of Net Investment Income to Average
      Net Assets before waiver of fees           0.37%(1)         0.76%        0.83%        2.33%        3.78%        2.35%
   Portfolio Turnover Rate                      28.83%           79.98%      129.79%       81.66%      337.57%      102.76%

(1) Annualized
* Date of commencement of operations

See accompanying notes to financial statements


The Flex-Partners 1999 Semi-Annual Report                             Page 48

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)


1.   ORGANIZATION

Each Fund of The Flex-Partners Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio.

The investment objective of each Portfolio is as follows:

     The Mutual Fund Portfolio seeks growth of capital through investment in the shares of other mutual funds.

     The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

     The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

The financial statements of the Funds are included elsewhere in this report.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

REPURCHASE AGREEMENTS

Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

DEFERRED TRUSTEE COMPENSATION

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of the Flex-funds and Flex-Partners Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.


The Flex-Partners 1999 Semi-Annual Report                             Page 49

FUTURES & OPTIONS

Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin when they are recorded as a gains or losses from futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded in as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

During the six months ended June 30, 1999, the Portfolios had the following activity in futures contracts and written option contracts:

                                                    Long  Contracts
                                   Number of contracts         Notional amount
MUTUAL FUND PORTFOLIO:
  Outstanding, beginning of year                 20               $6,274,000
  Contracts opened                              646               65,225,963
  Contracts closed                             (469)              (6,600,975)
  Outstanding, end of year                      197              $64,898,988
================================== ====================== =====================
GROWTH STOCK PORTFOLIO:
  Outstanding, beginning of year                  7               $2,055,875
  Contracts opened                              200               65,054,413
  Contracts closed                             (184)             (59,400,775)
  Outstanding, end of year                       23               $7,709,513
================================== ====================== =====================


LETTER OF CREDIT

Each Portfolio has pledged as collateral a U.S. Government security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

INCOME TAXES

The Portfolios will be treated as a partnership for Federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.


The Flex-Partners 1999 Semi-Annual Report                             Page 50

SECURITIES TRANSACTIONS

The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Sector Capital Management, Inc. and Miller/Howard Investments, Inc. serve as subadvisor of the Growth Stock Portfolio and the Utilities Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

For such services the Portfolios pay monthly fees based upon the average daily value of each Portfolio's net assets at the following annual rate: 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million..

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

     a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

     b.   $7,500.

Certain officers and trustees of the Portfolios are also officers or directors of MII, RMA and MFSCo.

4.   SECURITIES TRANSACTIONS

For the six months ended June 30, 1999, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

Portfolio                             Purchases            Sales
---------                             ---------            -----
Mutual Fund Portfolio               $131,601,231        $186,718,387
Utilities Stock Portfolio              2,861,733           4,004,953
Growth Stock Portfolio                15,532,282          15,080,012


As of June 30, 1999, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax was as follows:

                                                                         Net
                           Cost basis of   Unrealized   Unrealized   unrealized
Portfolio                   investments   appreciation depreciation appreciation
---------                   -----------   ------------ ------------ ------------
Mutual Fund Portfolio      $155,565,703    $7,840,668    ($629,150)   $7,211,518
Utilities Stock Portfolio    11,117,975     3,107,876     (269,351)    2,838,525
Growth Stock Portfolio       49,040,708    15,396,584     (903,478)   14,493,106




The Flex-Partners 1999 Semi-Annual Report                             Page 51

                         MANAGER AND INVESTMENT ADVISER
                             R. Meeder & Associates
                              6000 Memorial Drive
                                 P.O. Box 7177
                               Dublin, Ohio 43017

                    SUBADVISER/THE UTILITIES STOCK PORTFOLIO
                        Miller/Howard Investments, Inc.
                    141 Upper Byrdcliffe Road, P.O. Box 549
                           Woodstock, New York 12498

                     SUBADVISER/THE GROWTH STOCK PORTFOLIO
                        Sector Capital Management L.L.C.
                         5350 Poplar Avenue, Suite 490
                            Memphis, Tennesse 38119

                               BOARD OF TRUSTEES
                             Milton S. Bartholomew
                             Dr. Roger D. Blackwell
                                  James Didion
                               Charles Donabedian
                             Robert S. Meeder, Sr.
                             Robert S. Meeder, Jr.
                                Jack Nicklaus II
                                 Walter L. Ogle
                               Philip A. Voelker

                                   CUSTODIAN
                           Star Bank, N.A. Cincinnati
                             Cincinnati, Ohio 45201

                    TRANSFER AGENT DIVIDEND DISBURSING AGENT
                            Mutual Funds Service Co.
                              6000 Memorial Drive
                               Dublin, Ohio 43017

                                    AUDITORS
                                    KPMG LLP
                              Columbus, Ohio 43215




The Flex-Partners 1999 Semi-Annual Report                             Page 52